INTRUST Funds Trust
Semi Annual Report
For the Period Ended April 30, 1999




Money Market Fund
Short-Term Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund
AMR Investment Services International Equity Portfolio




-------------------------------------------------------------------------------
Important Customer Information, Investment Products:
 .  Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates
 .  Are not issued by the FDIC, and
 .  Are subject to investment risks, including possible loss of the principal amount invested.
-------------------------------------------------------------------------------


This material must be accompanied or preceded by a prospectus.

INTRUST Funds Trust is distributed by BISYS Fund Services.

INTRUST Family of Mutual Funds - April 30, 1999


To Our Shareholders:

     We are pleased to present this semiannual report for the six months ended April 30, 1999, a period marked by momentous events both within the INTRUST family of funds and throughout the world's financial markets.

Stocks: A Tale of Two Markets

     Looking back, the period almost could be divided into two equal halves. During the first few months, investors continued to favor, almost exclusively, a very small handful of large-cap growth stocks; these stocks were conspicuous for valuation levels that we felt were unsustainable, and we generally avoided these issues. Then, in the latter part of the period, the market rotated back to the type of value cyclical stocks that now tend to meet the investing criteria of our equity managers.

     Although the value-driven investment approach of our equity funds was out of favor earlier in the period, our adherence to our time-proven investing discipline began to reap rewards in March and April. Concerns about earnings growth diminished throughout the market, and investors were less willing to pay astronomical multiples for stocks. "Growth at any price" was no longer the favorite tune and momentum shifted in our favor.

     It's interesting to note that it was during this return to what we considered a more reasonable emphasis on value stocks, that the market continued to break records. On March 29, the Dow Jones Industrial Average closed above the 10,000 mark for the first time. Since then, the Dow has flirted with the 11,000 level. And as we noted, the market's climb has been broader in scope, involving a much wider range of issues - value as well as growth, small- and medium-cap as well as large-cap - than in earlier periods.

Bonds: Rates Were Down and Up

     For most fixed-income securities, the period started off with a bang. On September 29, about a month before the period began, the Federal Reserve lowered the Fed Funds rate, the short-term rate banks charge one another for overnight loans. This move helped calm fears about a worldwide credit crunch sparked by crises in the Far East, Russia and Latin America.

     Before the end of 1998, the Fed twice again ordered cuts. As a result, the Fed Funds Rate fell to 4.75%, from its 5.50% just a few months earlier. Coupled with the vestiges of investors' earlier "flight to quality" to the safety of U.S. Treasury securities, bonds of nearly every stripe gained ground.

     However, in the financial markets, the more things change, the more they continue to change. As we entered calendar year 1999, rates began to edge higher. By the end of our reporting period, rates at many points along the yield curve had pretty much returned to the same levels as last summer. And when rates go up, bond prices generally go down. For the period as a whole, bonds treaded water. Fortunately, inflation remained exceptionally low, which helped support bond returns on a historical, inflation-adjusted basis.

What Does the Future Hold?

     As interesting as it is to reflect upon the period just past, it is the future that claims our attention. And looking ahead over the next six to 12 months, we see much to both like and fear in the financial markets.

     Just this week the Federal Reserve once again refrained from raising interest rates. However, the Fed also sent a message that it is leaning toward an interest-rate hike sometime in the not-too-distant future. Not surprisingly, this news did little to help the bond market, and dampened enthusiasm for stocks, as well.

     At the same time, there are a number of positive economic numbers to consider. Inflation remains amazingly tame, despite continued low unemployment and hints of rising wage pressures. And productivity, which measures the amount of goods and/or services produced by American workers, continues to rise, lending credence to the notion that the U.S. is in the midst of a "productivity revolution."

     Looking abroad, we believe there are indications that the economies of the Far East, which appeared in danger of a complete meltdown less than two years ago, may slowly be climbing toward a recovery. Latin America also looks less perilous than it once did, though the never-ending problems in Russia seem to produce a new piece of bad news every week.

     With all of the above in mind, we encourage you, our shareholders, to continue to take a long-term view of investing, and to diversify among various asset classes. Although it is no indication of future events, the short, six-month period that just concluded supported our belief that patience and diversification are two of the most valuable tools in any investor's arsenal.

     We thank you for your continued support and we look forward to serving your investment needs.


     Sincerely,


     /s/ John S. Maurer, Jr.           /s/ David Bunstine

     John S. Maurer, Jr.                David Bunstine
     Senior Vice President &            President
     Chief Investment Officer           INTRUST Funds Trust
     INTRUST Bank, N.A.

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Bank provides investment advisory and other services to the Fund and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

INTRUST Funds Trust Money Market Fund

The INTRUST Funds Trust Money Market Fund is managed by Fritz Curtis of AMR Investment Services, Inc., subadvisor to the Fund. Mr. Curtis has more than nine years experience as an investment portfolio manager, and holds a B.B.A. in Finance and Information Systems from Baylor University and an M.B.A. in International Management from the University of Dallas.

     OBJECTIVES. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/

     STRATEGY. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances and medium-term notes.

     During the period, the Federal Reserve twice cut the Fed Funds rate - the benchmark rate banks charge one another for overnight loans. Along with a rate cut in September (before the current period), the Fed's actions lowered the short-term rate to 4.75%, down from 5.50% earlier in 1998.

     In anticipation of the Fed's actions, we kept the portfolio's average maturity a bit longer than average - to lock in higher yields for longer periods of time. We also stayed away from variable, floating rate securities, which are more sensitive to interest-rate fluctuations. Instead, we focused selectively on commercial paper and certificates of deposit.

     PERFORMANCE. As of April 30, 1999, the Fund's 7-Day SEC yield was 4.54%./2/ The average maturity of the Fund's holdings was 55 days./3/

     The Fed's rate cuts generally lowered the yields available from the securities favored by money market funds. Nevertheless, with inflation remaining at remarkably low levels, shareholders enjoyed "real returns" (total returns minus inflation) that were attractive on a historical basis.

/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Past performance is no indication of future performance. The yield set forth may reflect the waiver of a portion of the Fund's fees. In such instances, and without waiver of fees, the yield would have been lower.

/3/ The composition of the Fund's holdings is subject to change.

INTRUST Funds Trust Short-Term Bond Fund

The INTRUST Funds Trust Short-Term Bond Fund is managed by Karl Tourville and Richard Merriam of Galliard Capital Management, Inc., subadvisor to the Fund. Mr. Tourville holds B.A. and M.B.A. degrees from the University of St. Thomas and has more than 10 years of investment management experience. Mr. Merriam received a B.A. from the University of Michigan and a M.B.A. from the University of Iowa, and has more than 15 years of investment management experience.

     OBJECTIVES. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, short-term securities.

     STRATEGY. We don't speculate on the direction of interest rates. Instead, we practice fundamental security analysis to find the most attractively priced, short-term securities available, and we invest across all sectors of the fixed-income market. We also use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades.

     As of April 30, 1999, the portfolio was invested in the following sectors: corporates (25.0%), collateralized mortgage obligations (19.0%), U.S. Treasury and agency securities (19.0%), municipal bonds (14.0%), asset-backed securities (10.5%), pass-through securities (10.5%), and cash equivalents (2.0%). These securities maintained an average credit quality of AA1, with an average maturity of 2.2 years./1/

     Performance. For the six months ended April 30, 1999, the Fund produced a total return of 1.25%./2/ In comparison, the Lehman Brothers 1-3 Year Government Bond Index (the portfolio's "benchmark") had a total return of 1.2%./3/

     At the beginning of the period, the Federal Reserve was in the midst of cutting short-term interest rates three times in as many months. This action helped keep U.S. economic growth on track and boosted bond prices (bond prices generally rise when interest rates fall). By the end of the period, however, the domestic economy was running at full steam once again and interest rates had crept back up, which put pressure on bond prices.

     In response to this rapidly changing environment, we decided it was prudent to increase our exposure to mortgage pass-through securities. We bought a fairly substantial number of 15-year mortgage securities with 6% coupons; this type of security has relatively low refinancing risk (the risk that homeowners will refinance their mortgages at lower rates, thus forcing the Fund to give up its interest in these instruments). Another step we took was to reduce our holdings in asset-back securities. To us, it made sense to us to sell this very liquid instrument in order to finance our purchase of other debt, including mortgage pass-throughs. We are confident that the decisions we made during the period will enable us to continue to provide relatively generous income to our shareholders, while maintaining high credit quality.

/1/ The composition of the Fund's holdings is subject to change.

/2/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

/3/ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST FUNDS TRUST INTERMEDIATE BOND FUND

The INTRUST Funds Trust Intermediate Bond Fund is managed by Karl Tourville and Richard Merriam of Galliard Capital Management, Inc., subadvisor to the Fund. Mr. Tourville holds B.A. and M.B.A. degrees from the University of St. Thomas and has more than 10 years of investment management experience. Mr. Merriam holds a B.A. from the University of Michigan and an M.B.A. from the University of Iowa, and has more than 15 years of investment management experience.

     OBJECTIVES. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.

     STRATEGY. We don't attempt to "time" the direction of interest rates. Instead, we practice fundamental security analysis to find the most attractively priced securities available, and we invest across all sectors of the fixed-income market. We also use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades.

     As of April 30, 1999, the portfolio was invested in the following sectors: corporates (33.0%), collateralized mortgage obligations (22.0%), U.S. Treasury and agency securities (18.5%), municipal bonds (7.5%), asset-backed securities (12.0%), pass-through securities (5.0%), and cash equivalents (2.0%). These securities maintained an average credit quality of AA2, with an average maturity of 4.7 years./1/

     PERFORMANCE. For the six months ended April 30, 1999, the Fund produced a total return of 0.03%./2/ In comparison, the Lehman Brothers Intermediate Government/ Corporate Bond Index (the portfolio's "benchmark") had a total return of .51%./3/

     At the beginning of the period, the Federal Reserve was in the midst of cutting short-term interest rates three times in as many months. This action helped keep U.S. economic growth on track and boosted bond prices (bond prices generally rise when interest rates fall). By the end of the period, however, the domestic economy was running at full steam once again and interest rates had crept back up, which put pressure on bond prices.

     To take advantage of opportunities in the intermediate-term bond sector, we increased our allocation to taxable municipal bonds - most of which were general obligation issues. We felt, and continue to feel, that these bonds are a good substitute for corporate issues. The munis we bought provide as much, if not more, yield than equivalently rated corporate bonds. Additionally, because general obligation munis are backed by the issuer's ability to raise taxes, they offer more stability than corporates.

/1/ The composition of the Fund's holdings is subject to change.

/2/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

/3/ The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST Funds Trust Stock Fund

The INTRUST Funds Trust Stock Fund is managed by a team of five portfolio managers from Ark Asset Management, subadvisor to the Fund. The team is headed by Charles Hetzel, who has 34 years of experience as an investment advisor. Mr. Hetzel holds a B.S. in economics from the University of Utah and an M.B.A. from the Columbia Graduate School of Business Administration.

     OBJECTIVES. Our primary goal is simple: We seek to outperform the stock market (as measured by the S&P 500 index) over a full market cycle - which historically, lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.

     STRATEGY. Our approach is driven by a careful analysis and prudent selection of individual stocks. We invest in large-capitalization issues that we believe offer good value - that is, stocks we believe are selling at reasonable prices relative to their anticipated future earnings. We expect that, over time, the stocks in our portfolio will grow earnings at rates matching or exceeding the earnings growth rates of the market in general. We also adhere to a strict sell discipline, selling a stock when its price has risen to a price target or fallen to a review point.

     During the last six months, we made few changes to the portfolio. Our investment style led us to overweight several economically sensitive sectors - including energy, basic industry, capital goods, consumer cyclicals and financials (insurance companies more than banks). We believed these areas offered attractive valuations, but as always, we were guided by our stockpicking discipline, and not a generalized bias toward any specific sector.

     We continued to remain as fully invested as possible. As of April 30, 1999, 96.8% of the portfolio was invested in stocks, with 2.6% in cash or cash equivalents./1/

     Performance. For the six months ended April 30, 1999, the Fund produced a total return of 14.67%./2/ In comparison, the S&P 500 Index (the portfolio "benchmark") had a total return of 22.32%./3/

     During the last two and half months of the period, the market began to rotate toward the types of stocks we favored. Nothing changed in the way we invested your money; what did change was the market's long-overdue recognition of the compelling values in many of the issues we held.

     Looking forward over the next six to 12 months, we hope that the shift to large-cap value stocks is sustainable. For quite some time, we have been pleased with the positions we owned. Now we are seeing the market confirm our strategy in the form of rising prices in our holdings.

/1/ The composition of the Fund's holdings is subject to change.

/2/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

/3/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST Funds Trust International Multi-Manager Stock Fund/1/

The INTRUST Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to four subadvisors: Templeton Investment Counsel, Inc., Hotchkis and Wiley, Lazard Asset Management, and Independence Investment Associates, Inc. (IIA).

     OBJECTIVE. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.

     STRATEGY. Three of the portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research sources with intensive fundamental analysis; Hotchkis and Wiley focuses on earnings and dividend yields; and Lazard searches for undervalued stocks within specific country and world indices and peer groups. These three subadvisors all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and
management.    IIA adds value to the overall portfolio's performance by
measuring each of the other subadvisors' holdings relative to appropriate indices. Thus identifies those stocks that constitute the other managers' "best ideas" and purchases additional shares in those specific stocks.

     As of April 30, 1999, the Fund's portfolio was invested as follows: Europe (69.9%), Asia (21.4%), Canada/Mexico (3.9%), cash and other assets (4.8%)./2/

     PERFORMANCE. For the six months ended April 30, 1999, the Fund produced a total return of 14.43%./3/ In comparison, the Morgan Stanley Europe, Australia and Far East (EAFE) Index (the portfolio's "benchmark") had a total return of 15.44%./4/

     The Fund slightly trailed its benchmark. The greatest drag on performance was our underweighting in Japan, which delivered a surprisingly strong performance during the period. On a positive note, we were overweighted in Finland, which turned out to be the second-best performing country in Europe. We also benefited from our significant holdings in the Netherlands.

     Looking ahead, we believe it's prudent to continue to be underweight in Japan. For the next six to 12 months, we still believe the most attractive opportunities lie in Europe, especially in France, Spain and Sweden. We're also bullish about selective Canadian and Australian issues.

/1/ International investing involves increased risk and volatility.

/2/ The composition of the Fund's holdings is subject to change.

/3/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

/4/ The Morgan Stanley Europe, Australia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST Funds Trust Kansas Tax-Exempt Bond Fund

The INTRUST Funds Trust Kansas Tax-Exempt Bond Fund is managed by Michael Colgan, who has 15 years of experience as an investment portfolio manager. Mr. Colgan holds a bachelor's degree in Business Administration (with an emphasis in Finance) from the University of Kansas. He is a member of the National Federation of Municipal Analysts (Southern Society).


     OBJECTIVES. We seek to preserve capital while providing the highest-available income that is free from both federal and Kansas state income taxes. One hundred percent of the income produced by our portfolio also is exempt from the alternative minimum tax (AMT)./1/

     STRATEGY. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in high-quality debt obligations issued in Puerto Rico or Guam - which, as territories of the United States, can sell bonds that also are exempt from federal and state income taxes. We keep the portfolio's average maturity between seven and 12 years; we are permitted by prospectus to lower the average maturity to less than seven years if we anticipate a volatile interest-rate environment.

     As of April 30, 1999, approximately 98.2% of the portfolio was comprised of Kansas bonds - with 1.6% and 0.2% invested in debt obligations issued in Puerto Rico and Guam, respectively. The securities within the Fund maintained an average credit quality of AA+/AAA, with an average stated maturity of 12.0 years./2/

     Based on our long-term outlook on interest rates, and the type of securities available in the market, we consciously increased the portfolio's average maturity slightly during the period. We also were heartened to be treated to a healthy supply of Kansas paper, contrary to the relative scarcity of new municipal issues on the national scene. We were able to be very selective about what issues we considered for purchase and we feel we added some excellent value to the portfolio. Consequently, during the second half of the period we further improved the portfolio's credit quality by increasing our exposure to AAA-rated bonds and insured bonds.

     PERFORMANCE. For the six months ended April 30, 1999, the Fund produced a total return of 1.48%./3/ In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund's "benchmark") had a total return of 1.56%./4/ Factoring in the double-tax-free benefits (for Kansas residents) of the income generated by the Fund's investments, shareholders enjoyed historically strong returns.

/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

/2/ The composition of the Fund's holdings is subject to change.

/3/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price. The performance also reflects reinvestment of all dividends and capital gains distributions.

/4/ The Lehman Brothers 7-Year General Obligations Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.

INTRUST FUNDS TRUST
Statements of Assets and Liabilities
April 30, 1999
(Unaudited)

                                                                                    Money          Short-Term        Intermediate
                                                                                   Market             Bond               Bond
                                                                                    Fund              Fund               Fund
                                                                               --------------    --------------     --------------
Assets:
    Investments, at value (Cost $58,470,815; $62,551,486;                      $   58,470,815    $   62,734,650     $   60,072,085
          $59,651,372, respectively)
    Repurchase agreements (cost $7,988,186; $0; and $0, respectively)               7,988,186                 -                  -
    Interest and dividends receivable                                                 476,048           827,293            830,242
    Receivable for investments sold                                                         -            11,709             10,448
    Unamortized organizational costs                                                   62,379            16,530             15,273
    Prepaid expenses and other assets                                                   9,544            16,229             13,809
                                                                               --------------    --------------     --------------
          Total Assets                                                             67,006,972        63,606,411         60,941,857
                                                                               --------------    --------------     --------------

Liabilities:
    Dividends payable                                                                 229,011           271,082            259,305
    Payable for investments purchased                                                       -                 -          1,500,938
    Accrued expenses and other payables:
       Investment advisory fees                                                         7,758             9,866             13,449
       Administration fees                                                              1,404             1,387              1,299
       Shareholder servicing fees                                                       4,138             4,154              3,710
       Other payables and accrued expenses                                             24,480            28,915             32,238
                                                                               --------------    --------------     --------------
          Total Liabilities                                                           266,791           315,404          1,810,939
                                                                               --------------    --------------     --------------
Net Assets                                                                     $   66,740,181    $   63,291,007     $   59,130,918
                                                                               ==============    ==============     ==============

Net Assets consist of:
    Capital                                                                    $   66,725,515    $   63,010,150     $   58,646,734
    Accumulated undistributed net investment income                                    12,620             4,693              2,121
    Accumulated undistributed net realized gains (losses) on                            2,046            93,000             61,350
    Net unrealized appreciation from investments                                            -           183,164            420,713
                                                                               --------------    --------------     --------------
Net Assets                                                                     $   66,740,181    $   63,291,007     $   59,130,918
                                                                               ==============    ==============     ==============

    Outstanding units of Beneficial Interest (Shares) :                            66,737,779         6,290,720          5,830,987
                                                                               ==============    ==============     ==============

Net Asset Value:
    Institutional Service Shares
          Offering and redemption price per share                              $         1.00    $        10.06     $        10.14
                                                                               ==============    ==============     ==============

                       See notes to financial statements

INTRUST FUNDS TRUST
Statements of Assets and Liabilities
April 30, 1999
(Unaudited)

                                                                                              International          Kansas
                                                                                   Stock      Multi-Manager        Tax-Exempt
                                                                                   Fund         Stock Fund         Bond Fund
                                                                               ------------   -------------      -------------
Assets:
  Investments, at value (Cost $116,172,604; $0; $151,147,988, respectively)    $123,934,090   $           -      $ 154,397,213
  Investments in International Equity Portfolio, at value (cost $57,551,746)              -      61,402,827                  -
  Interest and dividends receivable                                                 138,177               -          1,763,354
  Receivable for investments sold                                                 1,980,087               -          3,816,559
  Unamortized organizational costs                                                   18,790           9,937                  -
  Prepaid expenses and other assets                                                  14,945           7,354            146,989
                                                                               ------------   -------------      -------------
          Total Assets                                                          126,086,089      61,420,118        160,124,115
                                                                               ------------   -------------      -------------
Liabilities:
  Dividends payable                                                                       -               -            544,826
  Payable for investments purchased                                                1,789,550               -          5,503,778
  Accrued expenses and other payables:
     Investment advisory fees                                                       126,373          17,175             26,843
     Administration fees                                                              2,703           1,002             95,249
     Shareholder servicing fees                                                       7,741           3,926             10,102
     Other payable and accrued expenses                                              39,306          21,011             77,062
                                                                               ------------   -------------      -------------
          Total Liabilities                                                    $  1,965,673          43,114          6,257,860
                                                                               ------------   -------------      -------------
Net Assets                                                                     $124,120,416   $  61,377,004      $ 153,866,255
                                                                               ============   =============      =============

Net Assets consist of:
  Capital                                                                      $111,800,209   $  55,867,787      $ 150,344,822
  Accumulated undistributed net investment income                                   264,489         341,715              2,267
  Accumulated undistributed net realized gains (losses) on investments            4,294,232       1,317,618            269,941
  Net unrealized appreciation from investments                                    7,761,486       3,849,884          3,249,225
                                                                               ------------   -------------      -------------
Net Assets                                                                     $124,120,416   $  61,377,004      $ 153,666,255
                                                                               ============   =============      =============

  Outstanding units of Beneficial Interest (Shares):                             10,533,585       4,880,680         14,280,952
                                                                               ============   =============      =============

Net Asset Value:
  Institutional Service Shares
     Offering and redemption price per share                                   $      11.78   $       12.58      $       10.77
                                                                               ============   =============      =============

                       See notes to financial statements

INTRUST FUNDS TRUST
Statements of Operations
For the six month period ended April 30, 1999
(Unaudited)

                                                                         Money         Short-Term   Intermediate
                                                                         Market           Bond          Bond
                                                                          Fund            Fund          Fund
================================================================================================================
Investment Income:
    Interest income                                                   $  1,576,499   $  1,774,195   $  1,660,292
    Dividend income                                                              -         57,099         33,664
                                                                      ------------   ------------   ------------
     Total Income                                                        1,576,499      1,831,294      1,693,956
                                                                      ------------   ------------   ------------
Expenses:
    Investment advisory fees                                                76,208        123,244        105,603
    Administration fees                                                     60,966         61,623         52,802
    12b-1 fees                                                              76,207         77,028         66,002
    Shareholder servicing fees                                              24,387         24,649         21,121
    Fund accounting fees                                                    15,044         20,294         19,421
    Other                                                                   43,307         35,817         32,768
                                                                      ------------   ------------   ------------
     Total expenses before waivers/reimbursements                          296,119        342,655        297,717
     Less expenses waived/reimbursed                                      (106,691)      (141,731)       (95,043)
                                                                      ------------   ------------   ------------
     Net Expenses                                                          189,428        200,924        202,674
                                                                      ------------   ------------   ------------
Net Investment Income                                                    1,387,071      1,630,370      1,491,282
                                                                      ------------   ------------   ------------

Realized and Unrealized Gains from Investments:
    Net realized gains (losses) on investment transactions                     782        128,915         61,346
    Net change in unrealized appreciation (depreciation) of
     investments                                                                 -       (972,236)    (1,535,624)
                                                                      ------------   ------------   ------------
        Net realized/unrealized gains (losses) on investments                  782       (843,321)    (1,474,278)
                                                                      ------------   ------------   ------------
Increase in Net Assets resulting from Operations                      $  1,387,853   $    787,049   $     17,004
                                                                      ============   ============   ============

                       See notes to financial statements

INTRUST FUNDS TRUST
Statements of Operations
For the six month period ended April 30, 1999
(Unaudited)


                                                                                           International       Kansas
                                                                                  Stock    Multi-Manager     Tax-Exempt
                                                                                  Fund       Stock Fund       Bond Fund
-------------------------------------------------------------                ------------  -------------     ------------
Investment Income:
    Interest income                                                          $     72,078  $           -     $  3,529,544
    Dividend income                                                             1,089,742              -           26,142
                                                                             ------------  -------------     ------------
       Total Income                                                             1,161,820              -        3,555,686

                                                                             ------------  -------------     ------------

Investment Income Allocated from
International Equity Portfolio:
    Interest                                                                            -         29,038                -
    Dividend                                                                            -        725,606                -
    Income from securities lending                                                      -          1,474                -
    Expenses                                                                            -       (178,877)               -
                                                                             ------------  -------------     ------------
       Net Investment Income allocated from International Equity Portfolio:             -        577,241                -
                                                                             ------------  -------------     ------------

Expenses:
    Investment advisory fees                                                      533,219        111,539          214,335
    Administration fees                                                           106,644         41,828          142,892
    12b-1 fees                                                                    133,304         69,712          119,136
    Shareholder servicing fees                                                     42,658         22,308          138,169
    Fund accounting fees                                                           16,712         14,842           19,318
    Other                                                                          64,442         30,289           86,567
                                                                             ------------  -------------     ------------
       Total expenses before waivers/reimbursements                               896,979        290,518          720,417
           Less expenses waived/reimbursed                                       (202,621)       (83,655)        (384,772)
                                                                             ------------  -------------     ------------
       Net Expenses                                                               694,358        206,863          335,645
                                                                             ------------  -------------     ------------
Net Investment Income                                                             467,462        370,378        3,220,041
                                                                             ------------  -------------     ------------

Realized and Unrealized Gains from Investments:
    Net realized gains (losses) on investment transactions                      4,360,902      3,179,398          269,946
    Net change in unrealized appreciation (depreciation) of investments        10,279,522      3,932,631       (1,343,443)
                                                                             ------------  -------------     ------------
       Net realized/unrealized gains (losses) on investments                   14,640,424      7,112,029       (1,073,497)
                                                                             ------------  -------------     ------------
Increase in Net Assets resulting from Operations                             $ 15,107,886  $   7,482,407     $  2,146,544
                                                                             ------------  -------------     ------------

                       See notes to financial statements

INTRUST FUNDS TRUST
Statements of Changes in Net Assets

                                                                    Money Market Fund                 Short-Term Bond Fund
                                                             -------------------------------     ------------------------------
                                                               Six months         For the         Six months         For the
                                                                  ended          year ended          ended          year ended
                                                             April 30, 1999      October 31,     April 30, 1999     October 31,
                                                              (unaudited)           1998           (unaudited)         1998
-------------------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
 Net investment income                                       $    1,387,071     $   2,600,830    $    1,630,370    $  3,259,856
 Net realized gains (losses) on investment transactions                 782             1,264           128,915           5,686
 Net change in unrealized appreciation
   (depreciation) of investments                                          -                 -          (972,236)        696,063
                                                             --------------     -------------    --------------    ------------
 Change in net assets resulting from operations                   1,387,853         2,602,094           787,049       3,961,605
                                                             --------------     -------------    --------------    ------------

Distributions to Shareholders:
 From net investment income                                      (1,387,071)       (2,600,830)       (1,630,370)     (3,259,856)
                                                             --------------     -------------    --------------    ------------
 From net realized gains on investment transactions                       -                 -                 -               -
                                                             --------------     -------------    --------------    ------------
 Total distribution to shareholders                              (1,387,071)       (2,600,830)       (1,630,370)     (3,259,856)
                                                             --------------     -------------    --------------    ------------

Capital Transactions:
 Proceeds from shares issued                                     77,254,228       139,751,111         8,689,913      15,889,131
 Dividends reinvested                                                 2,534             5,335           501,103         917,278
 Cost of shares redeemed                                        (61,263,347)     (144,577,515)       (6,427,619)     (8,819,515)
                                                             --------------     -------------    --------------    ------------
 Change in net assets from capital transactions                  15,993,415        (4,821,069)        2,763,397       7,986,894
                                                             --------------     -------------    --------------    ------------
 Change in net assets                                            15,994,197        (4,819,805)        1,920,076       8,688,643

Net Assets:
 Beginning of period                                             50,745,984        55,565,789        61,370,931      52,682,288
                                                             --------------     -------------    --------------    ------------
 End of period                                                   66,740,181     $  50,745,984    $   63,291,007    $ 61,370,931
                                                             ==============     =============    ==============    ============

Share Transactions:
 Issued                                                          77,254,228       139,751,111           858,708       1,573,861
 Reinvested                                                           2,534             5,335            49,452          90,835
 Redeemed                                                       (61,263,347)     (144,577,515)         (634,641)       (872,890)
                                                             --------------     -------------    --------------    ------------
 Change in shares                                                15,993,415        (4,821,069)          273,519         791,806
                                                             ==============     =============    ==============    ============

                       See notes to financial statements

INTRUST FUNDS TRUST
Statements of Changes in Net Assets



                                                                      Intermediate Bond                    Stock Fund
                                                               ------------------------------    -------------------------------
                                                                 Six months        For the          Six months       For the
                                                                   ended          year ended          ended         year ended
                                                               April 30, 1999     October 31,     April 30, 1999    October 31,
                                                                 (unaudited)         1998           (unaudited)        1998
--------------------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
   Net investment income                                       $   1,491,282    $   2,867,672    $     467,462     $     611,250
   Net realized gains (losses) on investment transactions             61,346          141,708        4,360,902        14,159,299
   Net change in unrealized appreciation
     (depreciation) of investments                                (1,535,624)         942,254       10,279,522        (4,384,432)
                                                               -------------    -------------    -------------     -------------
   Change in net assets resulting from operations                     17,004        3,951,634       15,107,886        10,386,117
                                                               -------------    -------------    -------------     -------------

Distributions to Shareholders:
   From net investment income                                     (1,491,262)      (2,867,672)        (694,971)         (395,475)
   From net realized gains on investment transactions                (26,524)               -      (14,130,032)       (3,918,048)
                                                               -------------    -------------    -------------     -------------
   Total distribution to shareholders                             (1,517,806)      (2,867,672)     (14,825,003)       (4,313,523)
                                                               -------------    -------------    -------------     -------------
Capital Transactions:
   Proceeds from shares issued                                    14,937,117       14,471,629       42,171,184        29,168,396
   Dividends reinvested                                              418,595          718,051        7,647,655         2,109,220
   Cost of shares redeemed                                        (7,716,807)      (9,772,711)     (26,505,367)      (16,660,584)
   Change in net assets from capital transactions                  7,638,905        5,416,969       23,313,472        14,617,032
                                                               -------------    -------------    -------------     -------------
   Change in net assets                                            6,138,103        6,500,931       23,596,355        20,689,626

Net Assets:
   Beginning of period                                            52,992,815       46,491,884      100,524,061        79,834,435
                                                               -------------    -------------    -------------     -------------
   End of period                                               $  59,130,918    $  52,992,815    $ 124,120,416     $ 100,524,061
                                                               =============    =============    =============     =============
Share Transactions:
   Issued                                                          1,457,383        1,410,418        3,868,455         2,494,495
   Reinvested                                                         40,654           69,956          731,133           191,573
   Redeemed                                                         (749,304)        (952,303)      (2,393,996)       (1,418,435)
                                                               -------------    -------------    -------------     -------------
   Change in shares                                                  748,733          528,071        2,205,592         1,267,633
                                                               =============    =============    =============     =============

                       See notes to financial statements

INTRUST FUNDS TRUST
Statements of Changes in Net Assets


                                                                  International
                                                            Multi-Manager Stock Fund           Kansas Tax-Exempt Bond Fund
                                                      -----------------------------------     -------------------------------
                                                          Six months         For the           Six months         For the
                                                             ended         year ended            ended           year ended
                                                          April 30, 1999    October 31,       April 30, 1999     October 31,
                                                           (unaudited)        1998             (unaudited)           1998
------------------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
  Net investment income                                $     370,378         $    878,250       $  3,220,041      $ 5,885,281
  Net realized gains (losses) on investment                3,179,398            1,663,174            269,946          597,821
  Net change in unrealized appreciation
   (depreciation) of investments                           3,932,631             (989,259)        (1,343,443)       1,617,648
                                                      --------------         --------------     --------------    ------------
Change in net assets resulting from operations             7,482,401            1,552,165          2,146,544        8,100,750
                                                      --------------         --------------     ---------------   ------------
Distributions to Shareholders:
  From net investment income                                (707,672)            (499,827)        (3,220,041)      (5,885,281)
  From net realized gains on investment transactions               -             (351,828)          (595,564)        (332,132)
                                                      --------------         --------------     ---------------   ------------
Total distribution to shareholders                          (707,672)            (851,665)        (3,815,605)      (6,217,413)
                                                      --------------         --------------     ---------------   ------------
Capital Transactions:
  Proceeds from shares issued                             13,175,439           29,807,759         31,642,155       40,349,944
  Dividends reinvested                                       353,425              424,581            426,776          445,962
  Cost of shares redeemed                                (14,431,135)         (16,563,493)        (9,451,079)     (13,377,639)
  Change in net assets from capital transactions            (902,271)          13,668,847         22,617,852       27,418,267
                                                      --------------         --------------     ---------------   ------------
  Change in net assets                                     5,872,464           14,369,357         20,948,791       29,301,604

Net Assets:
  Beginning of period                                     55,504,540           41,135,183        132,917,464      103,615,860
                                                      --------------         --------------     ---------------   ------------
End of period                                           $ 61,377,004         $ 55,504,540       $153,866,255     $132,917,464
                                                      ==============         ==============     ===============   ============
Share Transactions:
  Issued                                                   1,122,254            2,684,450          2,915,833        3,735,461
  Reinvested                                                  30,520               40,321             39,349           41,258
  Redeemed                                                (1,252,601)          (1,493,886)          (872,242)      (1,235,603)
                                                      --------------         --------------      ---------------  ------------
Change in shares                                             (99,827)           1,230,885          2,082,940        2,541,116
                                                      ==============         ==============      ===============  ============

INTRUST FUNDS TRUST

Money Market Fund
Schedule of Portfolio Investments
April 30, 1999
(Unaudited)

                                                                         Principal              Amortized
                                                                           Amount                  Cost
                                                                        -----------             -----------
Bank Note  (3.0%)
Banking  (3.0%)
Bank Of New York, 5.75%, 5/14/99                                          2,000,000             $ 2,000,464
                                                                                                -----------
Total Bank Note (Amortized Cost $2,000,464)                                                       2,000,464
                                                                                                -----------
Bankers Acceptance  (4.5%)
Conglomerates  (4.5%)
Bank Of Tokyo-Mitsubishi NY, 5.14%, 5/11/99                               3,000,000               2,995,767
                                                                                                -----------
Total Bankers Acceptance (Amortized Cost $2,995,767)                                              2,995,767
                                                                                                -----------
Certificates of Deposit  (9.0%)
Yankee Certificate of Deposit  (9.0%)
Banque Paribas, 5.66%, 7/8/99                                             2,000,000               1,999,786
San Paolo Bank, 4.90%*, 6/8/99                                            2,000,000               1,999,857
Skandinaviska Enskilda Banken, 4.94%*, 6/15/99                            2,000,000               2,000,000
                                                                                                -----------
Total Certificates of Deposit (Amortized Cost $5,999,643)                                         5,999,643
                                                                                                -----------
Commercial Paper  (16.4%)
Banking  (7.4%)
Merita North America Inc., 4.86%, 7/19/99                                 3,000,000               2,968,334
UBS Finance Corp., 5.11%, 5/18/99                                         2,000,000               1,995,297
                                                                                                -----------
                                                                                                  4,963,631
                                                                                                -----------
Financial Services  (4.5%)
Associates First Capital Corp., 4.95%, 5/5/99                             3,000,000               2,998,377
                                                                                                -----------
Financial-Banking  (4.5%)
General Electric Capital Corp. 4.94%*, 12/10/99                           3,000,000               3,000,000
                                                                                                -----------
Total Commercial Paper (Amortized Cost $10,962,008)                                              10,962,008
                                                                                                -----------
Funding Agreements  (10.5%)
General American Life Insurance Co., 5.05%*, 2/9/00 (b)                   3,000,000               3,000,000
Jackson National Life Insurance Co., 5.16%*,  5/11/99 (c)                 2,000,000               2,000,000
Security Life Of Denver Insurance Co., 5.80%, 11/19/99 (c)                2,000,000               2,000,000
                                                                                                -----------
Total Funding Agreements (Amortized Cost $2,000,000)                                              7,000,000
                                                                                                -----------
Medium Term/Senior Notes  (36.0%)
Banking  (12.0%)
Bank One Corp., 5.23%*, 2/10/00                                           3,000,000               3,006,585
Citicorp, Inc., 4.98%*, 9/17/99                                           2,000,000               2,000,445
Wells Fargo & Co., 4.89%*, 3/10/00                                        3,000,000               2,998,719
                                                                                                -----------
                                                                                                  8,005,749
                                                                                                -----------

Continued

Business Credit  (1.5%)
Sanwa Business Credit Corp., 6.00%*, 5/14/99 (a) (b)                      1,000,000           $   1,000,000
                                                                                                -----------
Financial Services  (6.0%)
JP Morgan & Co., 4.95%*, 4/24/00                                          2,000,000               1,999,402
Morgan Stanley Dean Witter Discover, 5.05%*, 4/3/00                       2,000,000               2,001,859
                                                                                                -----------
                                                                                                  4,001,261
                                                                                                -----------
Foreign Banking  (4.5%)
AB Spintab, 5.03%*, 12/30/99                                              3,000,000               3,000,816
                                                                                                -----------
                                                                                                  5,000,000
                                                                                                -----------
Motor Vehicles  (4.5%)
General Motors Acceptance Corp., 5.02%*, 2/2/00 (c)                       3,000,000               3,000,000
                                                                                                -----------
Total Medium Term/Senior Notes (Amortized Cost $24,007,826)                                      24,007,826
                                                                                                -----------
Repurchase Agreements  (12.0%)
Goldman, Sachs & Co., Tri-Party Repurchase                                7,988,186               7,988,186
                                                                                                -----------
Agreement, dated 4/30/99, with a maturity value of
$7,991,414 (Collateralized by $7,988,186
Freddie Mac 7.50%, 8/1/27, market value of
$8,100,392), 4.85%, 5/3/99
Total Repurchase Agreements (Amortized Cost $7,988,186)                                           7,988,186
                                                                                                -----------
Bank Notes  (15.7%)
Banking  (12.0%)
First Union National Bank, 4.93%*, 4/19/00                                3,000,000               3,000,000
Fleet National Bank, 5.12%*, 4/19/00                                      2,000,000               2,003,265
Key Bank, 5.00%*, 4/13/00                                                 3,000,000               3,001,842
                                                                                                -----------
                                                                                                  8,005,107
                                                                                                -----------
Promissory Note  (3.7%)
Goldman Sachs, 4.97%*, 7/12/99 (c)                                        2,500,000               2,500,000
                                                                                                -----------
Total Variable Rate Note (Amortized Cost $10,505,107)                                            10,505,107
                                                                                                -----------


Total (Amortized Cost $66,459,001)  - 99.6%                                                   $  66,459,001
                                                                                                 ==========

____________

Percentages indicated are based on net assets of $66,740,181.


  (a) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
  (b) Includes 7-day unconditional put.
  (c) Includes 90-day unconditional put.

  * Variable rate securities. The rate reflected on the Schedule of Investments is the rate in effect at April 30, 1999.


See Notes to Financial Statements.

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
April 30, 1999
(Unaudited)



                                                                           Shares
                                                                             or
                                                                          Principal    Market
                                                                           Amount       Value
                                                                          ---------  -----------
Asset Backed Securities  (11.8%) **

AESOP Funding II LLC, Series 1997-1A, Class A1, 6.22%,                    1,500,000  $ 1,510,320
10/20/01, (b)

Federal Agricultural Mortgage Corporation, Series CS-1012, Class          1,913,891    1,961,139
 1, 7.06%, 7/25/02

Green Tree Financial Corp., Series 1993-4, Class A3, 6.25%,                 798,958      800,812
1/15/19

Green Tree Financial Corp., Series 1994-1, Class A3, 6.90%,                 530,879      537,786
4/15/19

Household Consumer Loan Trust, Series 1995-1, Class A,                      813,253      813,497
5.17%*, 9/15/05

Keystone Home Improvement Loan Trust, Series 1997-P2, Class               1,000,000    1,001,875
 IA3, 6.99%, 4/25/14, (b)

Team Fleet Financing Corp., Series 1997-1, Class A, 7.35%,                  800,000      822,196
                                                                                         -------
5/15/03, (b)

Total Asset Backed Securities (cost $7,386,867)                                        7,447,625
                                                                                     -----------

Collateralized Mortgage Obligations  (19.1%) **

Commercial Loan Funding Trust, Series 1, Class A, 5.20%*,                   774,291      763,258
8/15/05, (b)

Fannie Mae, Series 1999-19, Class LA, 6.50%, 9/25/08                      1,750,000    1,741,251
Fannie Mae, Series 1999-19, Class PB, 6.00%, 6/25/08                      1,500,000    1,505,918
Fannie Mae, Series 1999-19, Class PC, 6.00%, 9/25/14                      1,250,000    1,255,908
Freddie Mac, Series 1612, Class PD, 5.75%, 5/15/06                          717,509      718,779
Freddie Mac, Series 1708, Class B, 6.00%, 4/15/06                           444,267      446,350
Freddie Mac, Series 2091, Class PC, 6.00%, 6/15/16                        1,250,000    1,249,613
Independent National Mortgage Corp., 7.92%, 1/25/25                         585,368      599,391
Merrill Lynch Mortgage Investors, Inc., Series 1992-H, Class                241,365      242,847
A1-1, 7.44%*, 2/25/23

Merrill Lynch Mortgage Investors, Inc., Series 1994-1, Class A1,            193,634      193,877
7.25%*, 1/25/05

Merrill Lynch Mortgage Investors, Inc., Series 1994-D, Class A,             310,208      316,778
6.95%*, 4/25/24

Continued

MLCC Mortgage Investors, Inc., Series 1994-B, Class A2,                     272,665  $   272,937
5.54%*, 12/15/19

Residential Funding Mortgage Securities, Series 1989-5A, Class              437,689      434,555
5A, 7.01%*, 10/25/19

Resolution Trust Corp., Series 1991-M5, Class A, 9.00%, 3/25/17              72,672       73,217
Resolution Trust Corp., Series 1992-C3, Class A3, 6.15%*, 8/25/23           666,939      666,730

Vendee Mortgage Trust, Series 1992-1, Class 2D, 7.75%,                      353,156      357,199
Vendee Mortgage Trust, Series 1993-1, Class E, 7.00%, 1/15/16             1,250,000    1,264,588
                                                                                     -----------
Total Collateralized Mortgage Obligations (Cost $12,157,550)                          12,103,196
                                                                                     -----------
Corporate Bonds  (25.6%)
Banking  (1.6%)
Mercantile Bancorp, 7.05%, 6/15/04                                        1,000,000    1,031,250
                                                                                     -----------
Electric Utility  (0.8%)
Texas Utilities, 6.20%, 10/1/02, MBIA                                       500,000      500,000
                                                                                     -----------
Film & Entertainment  (1.6%)
Dream Works Film Trust, 5.57%*, 10/15/05, (b)                             1,000,000      996,875
                                                                                     -----------
Financial Services  (4.3%)
First Data Corporation, 6.82%, 9/18/01                                      750,000      768,750
Ford Capital BV, 9.38%, 5/15/01                                           1,100,000    1,174,775
General Electric Capital Corp., 6.29%, 12/15/07, Callable                   750,000      759,018
                                                                                     -----------
12/15/01 @ 100                                                                         2,702,543
                                                                                     -----------

Industrial Goods & Services  (9.7%)
Cargill, Inc., 7.72%, 2/12/02, (b)                                          285,815      296,147
McDonald's Corp., 6.00%, 6/23/02                                            800,000      803,000
Nabisco, Inc., 6.00%, 2/15/11                                               250,000      249,688
Newell Co., 6.18%, 7/11/00                                                1,000,000    1,003,749
Philip Morris Companies, Inc., 8.75%, 6/1/01                                600,000      632,250
Tyco International Ltd., 6.50%, 11/1/01                                   1,000,000    1,013,749
VF Corp., 9.50%, 5/1/01                                                   1,000,000    1,065,000
Whitman Corp., 7.50%, 8/15/01                                             1,000,000    1,032,500
                                                                                     -----------
                                                                                       6,096,083
                                                                                     -----------

Oil Field Services  (0.8%)
Colonial Pipeline, 7.13%, 8/15/02, (b)                                      500,000      517,500
                                                                                     -----------
Retail Stores/Catalog  (3.8%)
J.C. Penney & Co., 6.95%, 4/1/00                                          1,000,000    1,011,250
May Department Stores Co., 9.88%, 6/15/00                                   385,000      401,844
Rite Aid Corp., 6.70%, 12/15/01                                           1,000,000    1,011,250
                                                                                     -----------
                                                                                       2,424,344
                                                                                     -----------
Telephone  (1.6%)
AT&T Corp., 5.63%, 3/15/04                                                1,000,000      990,000
                                                                                     -----------
Transportation - Railways  (1.4%)
Norfolk Southern Corp., 6.88%, 5/1/01                                       900,000      916,875
                                                                                     -----------
Total Corporate Bonds (Cost $16,131,646)                                              16,175,470
                                                                                     -----------

Continued

Medium Term/Senior Notes  (0.8%)
Financial Services  (0.8%)
Charles Schwab, 7.19%, 5/31/01                                              500,000  $   513,750
                                                                                     -----------
Total Medium Term/Senior Notes (Cost $503,830)                                           513,750
                                                                                     -----------

Taxable Municipal Bonds  (13.6%)
Colorado  (2.4%)
Denver, City & County, School District #01, 6.34%, 12/15/00,              1,500,000    1,526,250
                                                                                     -----------
AMBAC

CONNECTICUT  (1.3%)
State, GO, Series A, 5.70%, 1/15/01                                         800,000      801,000
                                                                                     -----------
Maryland  (0.9%)
Baltimore, GO, Series B, 6.38%, 10/15/00, FGIC                              565,000      574,181
                                                                                     -----------
Minnesota  (1.6%)
Western Minnesota Power Agency, Revenue, Series A, 6.33%,                 1,000,000    1,013,750
                                                                                     -----------
1/1/02, AMBAC

New Jersey  (1.6%)
Hudson County, GO, 6.09%, 9/1/05                                          1,000,000      995,000
                                                                                     -----------
New York  (3.2%)
New York State, GO, Series C, 6.13%, 3/1/02, Non-Callable,                1,000,000    1,007,500
Federal Taxable, State Tax-Exempt
New York, NY, GO, Series K, 6.10%, 8/1/01, Non-Callable,                  1,000,000    1,007,500
                                                                                     -----------
Federal Taxable, State Tax-Exempt
                                                                                       2,015,000
                                                                                     -----------
Oregon  (1.0%)
Cow Creek Band Umpqua Tribe Of Indians, Revenue, Series A,                  650,000      655,688
                                                                                     -----------
6.20%, 7/1/03, AMBAC
Washington  (1.6%)
State, Housing Trust Fund, GO, Series T, 6.60%, 1/1/01                    1,000,000    1,016,250
                                                                                     -----------
Total Taxable Municipal Bonds (Cost $8,523,813)                                        8,597,119
                                                                                     -----------

U.S. Government Agency Obligations  (13.0%)
Fannie Mae  (1.6%)
5.00%*, 3/3/00                                                            1,000,000    1,007,490
                                                                                     -----------
Federal Home Loan Bank  (7.4%)
5.00%*, 5/10/00, Series Y 00                                              1,800,000    1,818,000
5.63%, 3/19/01, Series 87                                                 2,900,000    2,915,399
                                                                                     -----------
                                                                                       4,733,399
                                                                                       ---------
Freddie Mac  (4.0%)
6.00%, 10/20/99                                                           2,000,000    2,010,320
5.00%*, 3/10/00                                                             500,000      501,577
                                                                                     -----------
                                                                                       2,511,897
                                                                                     -----------
Total U.S. Government Agency Obligations (Cost $8,198,062)                             8,252,786
                                                                                     -----------

Continued

U.S. Government Agency Pass-Through Securities  (7.5%) **
Fannie Mae  (6.5%)
6.93%, 3/1/01, Pool #160334                                                 891,925  $   906,696
6.00%, 2/1/14, Pool #459495                                               3,009,909    2,984,506
7.75%*, 11/1/21, Pool #365421                                               244,466      251,340
                                                                                     -----------
                                                                                       4,142,542
                                                                                     -----------
Freddie Mac  (0.4%)
7.70%*, 4/1/29, Pool #846367                                                219,586      226,448
                                                                                     -----------

Small Business Administration  (0.6%)
8.88%*, 1/25/10, Pool #503653                                               130,415      138,695
8.73%*, 1/25/13, Pool #503664                                               136,815      145,779
9.48%*, 5/25/15, Pool #502966                                                77,458       84,434
                                                                                     -----------
                                                                                        368,908
                                                                                     -----------

Total U.S. Government Agency Pass-Through Securities (Cost $4,753,669)                 4,737,898
                                                                                     -----------

U.S. Treasury Obligations  (5.7%)
U.S. Treasury Notes  (5.7%)
8.50%, 2/15/00                                                            2,000,000    2,055,626
7.88%, 11/15/04                                                           1,400,000    1,568,000
                                                                                     -----------

Total U.S. Treasury Obligations (Cost $3,612,868)                                      3,623,626
                                                                                     -----------

Investment Companies  (2.0%)
American AAdvantage US Government Money Market Fund                       1,283,180    1,283,180
                                                                                     -----------
Total Investment Companies (Cost $1,283,180)                                           1,283,180
                                                                                     -----------

Total (Cost $62,551,486) (a) - 99.1%                                                 $62,734,650
                                                                                     ===========

----------------------
Percentages indicated are based on net assets of $63,291,007.


(a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:


     Unrealized appreciation            $350,199
     Unrealized depreciation            (167,035)
                                       ---------
     Net unrealized appreciation        $183,164


(b) Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

     * Variable rate securities. This rate reflected on the Schedule of Investments is the rate in effect at April 30, 1999.
     ** Maturity date represents final maturity; however, actual maturity may differ due to prepayment experience.
     AMBAC = Insured by American Municipal Bond Assurance Corporation
     MBIA = Insured by Municipal Bond Insurance Association
     LLC = Limited Liability Corporation
     FGIC = Insured by Federal Guarantee Insurance Corporation
     GO = General Obligation

See Notes to Financial Statements.

INTRUST FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
April 30, 1999
(Unaudited)


                                                                                   Shares
                                                                                     or
                                                                                  Principal                     Market
                                                                                   Amount                        Value
                                                                                   ------                        -----
Asset Backed Securities  (12.6%)
EQCC Home Equity Loan Trust, Series 1995-3, Class A4, 7.10%,                      1,000,000                   $ 1,018,010
2/15/12

EQCC Home Equity Loan Trust, Series 1996-2, Class A4, 7.50%,                        700,000                       722,386
6/15/21

Ford Credit Auto Owner Trust, Series 1998-B, Class A4, 5.90%,                     1,000,000                     1,001,180
6/15/02

Green Tree Financial Corp., Series 1997-7, Class A8, 6.86%,                       1,154,428                     1,152,898
7/15/29

Household Consumer Loan Trust, Series 1997-1, Class A3,                             500,000                       499,750
5.28%*, 3/15/07

Keystone Home Improvement Loan Trust, Series 1997-P2, Class                       1,000,000                     1,001,875
IA3, 6.99%, 4/25/14, (b)

Premier Auto Trust, Series 1997-1, Class B, 6.55%, 9/6/03                         1,000,000                     1,012,430
Team Fleet Financing Corp., Series 1997-1, Class A, 7.35%,                        1,000,000                     1,027,745
                                                                                                              -----------
5/15/03, (b)
Total Asset Backed Securities (Cost $7,379,332)                                                                 7,436,274
                                                                                                              -----------

Collateralized Mortgage Obligations  (13.6%)
American Housing Trust, Series VI, Class 1-I, 9.15%, 5/25/20                        575,166                       615,514
Asset Securitization Corp., Series 1997-D4, Class A1C, 7.42%,                       750,000                       795,926
4/14/29

Bear Stearns Structured Securities Inc., Series 1997-2, 7.00%, 8/25/36 (b)          750,000                       753,516

GMAC Commercial Mortgage Securities, Inc., Series 1996-C1,                          350,000                       364,705
Class A2B, 7.22%, 2/15/06

Independent National Mortgage Corp., Series 1994-V, Class M,                        709,022                       723,943
8.11%*, 12/25/24

Merrill Lynch Mortgage Investors, Inc., Series 1992-H, Class                        241,365                       242,847
A1-1, 7.44%*, 2/25/23

Merrill Lynch Mortgage Investors, Inc., Series 1994-I, Class A1,                    193,634                       193,877
7.25%*, 1/25/05

Merrill Lynch Mortgage Investors, Inc., Series 1997-C1, Class                     1,000,000                     1,030,360
A3, 7.12%, 6/18/29

Residential Funding Mortgage Securities, Series 1989-5A, Class                      437,689                       434,555
A5, 7.06%*, 10/25/19

Continued

Resolution Trust Corp., Series 1995-1, Class A2D, 7.50%,  10/25/28                  750,000                   $   765,664
Vendee Mortgage Trust, Series 1992-1, Class 2D, 7.75%,                              353,156                       357,199
Vendee Mortgage Trust, Series 1995-1C, Class 3E, 8.00%,                             750,000                       766,395
Vendee Mortgage Trust, Series 1997-1, Class 2C, 7.50%, 9/15/17                    1,000,000                     1,018,510
                                                                                                              -----------
Total Collateralized Mortgage Obligations (Cost $8,011,983)                                                     8,063,011
                                                                                                              -----------

Corporate Bonds  (26.1%)
Airlines  (1.7%)
Continental Airlines, Series 972A, 7.15%, 6/30/07, (b)                              972,318                     1,002,640
                                                                                                              -----------
Banking  (2.5%)
Chase Capital VI, 5.59%*, 8/1/28, Callable 8/1/03 @ 100                             750,000                       729,492
First Bank System, Inc., 7.63%, 5/1/05                                              700,000                       747,250
                                                                                                              -----------
                                                                                                                1,476,742
                                                                                                              -----------

Consumer Goods & Services  (1.2%)
Levi Strauss & Co., 6.80%, 11/1/03, (b)                                             750,000                       710,625
                                                                                                              -----------
Electric Utility  (2.6%)
Texas Utilities, 6.20%, 10/1/02, MBIA                                               500,000                       500,000
Utilicorp, 6.88%, 10/1/04, AMBAC                                                  1,000,000                     1,023,750
                                                                                                              -----------
                                                                                                                1,523,750
                                                                                                              -----------
Electrical & Electronic  (0.9%)
Philips Electronics N.V., 7.75%, 4/15/04                                            500,000                       534,375
                                                                                                              -----------
Financial Services  (7.1%)
Goldman Sachs Group LP, 7.88%, 1/15/03 (b)                                          500,000                       530,000
Prudential Insurance, 7.65%, 7/1/07 (b)                                           1,000,000                     1,068,749
Reinsurance Group of America, 7.25%, 4/1/06 (b)                                     500,000                       513,750
Reliastar Financial Corp., 7.13%, 3/1/03                                          1,000,000                     1,033,750
Terra Nova Holdings, 7.20%, 8/15/07                                               1,000,000                     1,028,750
                                                                                                              -----------
                                                                                                                4,174,999
                                                                                                              -----------
Industrial Goods & Services  (4.8%)
Aramark Corp., 6.75%, 8/1/04                                                        500,000                       503,125
Nabisco, Inc., 6.00%, 2/15/11                                                       250,000                       249,688
Tenneco, Inc., 10.08%, 2/1/01                                                     1,000,000                     1,068,749
Tyco International Ltd., 6.50%, 11/1/01                                           1,000,000                     1,013,750
                                                                                                              -----------
                                                                                                                2,835,312
                                                                                                              -----------
Retail-General Merchandise  (3.0%)
May Department Stores Co., 7.15%, 8/15/04                                         1,000,000                     1,042,500
Pep Boys, 6.71%, 11/3/04                                                            750,000                       741,563
                                                                                                              -----------
                                                                                                                1,784,063
                                                                                                              -----------
Schools  (1.4%)
Harvard University, 8.13%, 4/15/07                                                  750,000                       833,438
                                                                                                              -----------
Tobacco  (0.9%)
Philip Morris Cos., Inc., 7.63%, 5/15/02                                            500,000                       520,000
                                                                                                              -----------
Total Corporate Bonds (Cost $15,137,471)                                                                       15,395,944
                                                                                                              -----------

Continued

Medium Term/Senior Notes  (7.7%)
Banking  (2.2%)
Mercantile Bancorp, 7.05%, 6/15/04                                                  750,000                   $   773,438
United Missouri Bancshares, Inc., 7.30%, 2/24/03                                    500,000                       525,625
                                                                                                              -----------
                                                                                                                1,299,063
                                                                                                              -----------
Financial Services  (3.4%)
Charles Schwab, 7.19%, 5/31/01                                                      500,000                       513,750
Merrill Lynch, 5.76%*, 8/10/01                                                      700,000                       699,873
Paine Webber Group, 6.90%, 8/15/03                                                  750,000                       759,374
                                                                                                              -----------
                                                                                                                1,972,997
                                                                                                              -----------
Oil & Gas Exploration Products & Services  (1.3%)
Vastar Resources, Inc., 6.95%, 11/8/06                                              750,000                       757,500
                                                                                                               ----------
Semiconductors  (0.8%)
Applied Materials, Inc., 6.70%, 9/6/05                                              500,000                       502,500
                                                                                                               ----------
Total Medium Term/Senior Notes (Cost $4,448,470)                                                                4,532,060
                                                                                                               ----------

Taxable Municipal Bonds  (7.6%)
Minnesota  (2.0%)
St. Paul, GO, 6.05%, 2/1/07                                                       1,195,000                     1,174,088
                                                                                                               ----------
New York  (2.7%)
New York, NY, Series K, GO, 6.10%, 8/1/01                                           750,000                       755,625
State, Series C, GO, 6.13%, 3/1/02                                                  800,000                       805,999
                                                                                                               ----------
                                                                                                                1,561,624
                                                                                                              -----------

Pennsylvania  (1.2%)
Philadelphia Authority, Industrial Development, Revenue, Series                     750,000                       732,188
                                                                                                               ----------
A, 5.49%, 4/15/04, MBIA

Washington  (1.7%)
State, Housing Trust Fund, Series T, 6.60%, 1/1/03                                1,000,000                     1,027,500
                                                                                                               ----------
Total Taxable Municipal Bonds (Cost $4,505,910)                                                                 4,495,400
                                                                                                               ----------

U.S. Government Agency Obligations  (13.6%)
Fannie Mae  (10.2%)
6.00%, 5/28/05, Series 1999-25, Class VA                                          1,500,000                     1,500,938
6.00%, 5/15/08                                                                    3,500,000                     3,526,564
6.00%, 9/25/14, Series 1999-19, Class PC                                          1,000,000                     1,004,727
                                                                                                               ----------
                                                                                                                6,032,229
                                                                                                              -----------
Federal Home Loan Bank  (3.4%)
7.87%, 10/20/04, Series AW04                                                      1,850,000                     2,037,054
                                                                                                               ----------
Total U.S. Government Agency Obligations (Cost $8,076,404)                                                      8,069,283
                                                                                                               ----------


Continued

U.S. Government Agency Pass-through Securities  (9.6%)
Fannie Mae  (9.2%)
7.13%, 6/1/04, Pool #375168                                                         983,722                   $ 1,026,327
6.18%, 8/1/08, Pool #380581                                                         992,804                       992,583
6.00%, 2/1/14, Pool #459495                                                       1,755,780                     1,740,963
7.75%*, 11/1/21, Pool #365421                                                       505,900                       520,126
6.50%, 2/1/28, Pool #415414                                                       1,174,236                     1,167,625
                                                                                                              -----------
                                                                                                                5,447,624
                                                                                                              -----------
Federal Home Loan Mortgage Corp.  (0.4%)
7.32%*, 4/1/29, Pool #846367                                                        219,586                       226,448
                                                                                                              -----------
Total U.S. Government Agency Pass-Through Securities (Cost $5,672,995)                                          5,674,072
                                                                                                              -----------

U.S. Treasury Obligations  (9.0%)
U.S. Treasury Notes  (9.0%)
7.50%, 5/15/02                                                                    5,000,000                     5,320,150
                                                                                                              -----------
Total U.S. Treasury Obligations (Cost $5,332,917)                                                               5,320,150
                                                                                                              -----------

Investment Companies  (1.8%)
American AAdvantage U.S. Government Money Market Fund                             1,085,891                     1,085,891
                                                                                                              -----------
Total Investment Companies (Cost $1,085,891)                                                                    1,085,891
                                                                                                              -----------



Total (Cost $59,651,372) (a) - 101.6%                                                                         $60,072,085
                                                                                                              ===========

----------------------
Percentages indicated are based on net assets of $59,130,918.


          (a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation              $ 695,263
          Unrealized depreciation               (274,550)
                                               ---------
          Net unrealized appreciation          $ 420,713

          (b) Represents a restricted security purchases under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

          * Variable rate securities. This rate reflected on the Schedule of Investments is the rate in effect at April 30,1999.
          AMBAC = Insured by American Municipal Bond Assurance Corporation MBIA = Insured by Municipal Bond Insurance Association
          GO = General Obligation



See Notes to Financial Statements.

INTRUST FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
April 30, 1999
(Unaudited)

                                                                  Market
                                                 Shares           Value
                                                -------        ------------
Common Stocks  (98.5%)
Aerospace & Military Technology  (2.9%)
AlliedSignal, Inc.                               28,100        $  1,650,875
Lockheed Martin Corp.                            44,700           1,924,894
                                                               ------------
                                                                  3,575,769
                                                               ------------
Airlines  (0.1%)
AMR Corp. (b)                                     2,600             181,513
                                                               ------------
Automotive  (2.3%)
Dana Corp.                                       61,800           2,912,325
                                                               ------------
Banking  (5.6%)
Bank Of America Corp.                            40,900           2,944,799
Bank One Corp.                                   30,900           1,823,100
BankBoston Corp.                                 44,700           2,190,300
                                                               ------------
                                                                  6,958,199
                                                               ------------
Beverages  (1.0%)
The Pepsi Bottling Group, Inc. (b)               59,800           1,259,538
                                                               ------------
Building Products  (1.8%)
Masco Corp.                                      75,100           2,206,063
                                                               ------------
Computers  (2.8%)
Compaq Computer Corp.                            48,500           1,082,156
Electronic Data Systems Corp.                    24,600           1,322,250
Seagate Technology, Inc. (b)                     40,500           1,128,938
                                                               ------------
                                                                  3,533,344
                                                               ------------
Consumer Goods & Services  (3.2%)
Kimberly Clark Corp.                             31,600           1,937,475
Newell Rubbermaid, Inc.                          42,500           2,016,094
                                                               ------------
                                                                  3,953,569
                                                               ------------
Containers & Packaging  (1.3%)
Crown Cork & Seal Co.                            51,100           1,660,750
                                                               ------------
Diversified  (0.6%)
Tenneco, Inc.                                    26,900             726,300
                                                               ------------
Electric Utility  (5.1%)
American Electric Power Company, Inc.            34,600           1,433,738
FirstEnergy Corp.                                41,700           1,237,969
FPL Group, Inc.                                  22,000           1,240,250
Public Service Enterprise Group, Inc.            22,600             904,000
Texas Utilities Co.                              38,600           1,534,349
                                                               ------------
                                                                  6,350,306
                                                               ------------

Continued

Electrical & Electronic  (1.8%)
Emerson Electric Co.                             35,000        $  2,257,500
                                                               ------------
Electronic Components/Instruments  (1.5%)
Raytheon Co.- Class A                            17,400           1,203,863
Raytheon Co.- Class B                             9,200             646,300
                                                               ------------
                                                                  1,850,163
                                                               ------------
Energy  (1.5%)
Atlantic Richfield Co.                           22,000           1,846,625
                                                               ------------
Financial Services  (2.4%)
Household International, Inc.                    20,300           1,021,344
Washington Mutual, Inc.                          48,400           1,990,450
                                                               ------------
                                                                  3,011,794
                                                               ------------
Food Products & Services  (3.2%)
Archer-Daniels-Midland Co.                      154,744           2,321,160
Conagra, Inc.                                    67,700           1,684,038
                                                               ------------
                                                                  4,005,198
                                                               ------------
Forest Products  (3.1%)
Champion International Co.                       26,800           1,465,625
Fort James Corp.                                 63,600           2,416,800
                                                               ------------
                                                                  3,882,425
                                                               ------------
Health Care  (2.3%)
Baxter International, Inc.                       36,200           2,280,600
McKesson HBOC, Inc.                              17,400             609,000
                                                               ------------
                                                                  2,889,600
                                                               ------------
Industrial Goods & Services  (7.0%)
Air Products & Chemical, Inc.                    43,000           2,021,000
Du Pont (Ei) De Nemours & Co.                    36,600           2,584,874
PPG Industries, Inc.                             24,000           1,558,500
Praxair, Inc.                                    48,900           2,530,575
                                                               ------------
                                                                  8,694,949
                                                               ------------
Insurance  (11.5%)
Aetna, Inc.                                      33,400           2,928,762
Allstate Corp.                                   58,500           2,127,938
Chubb Corp.                                      39,100           2,316,675
Cigna Corp.                                      29,500           2,572,030
Loews Corp.                                      12,000             878,250
St. Paul Cos.                                    57,900           1,661,006
UNUM Corp.                                       29,700           1,622,363
                                                               ------------
                                                                 14,107,024
                                                               ------------
Machinery & Equipment  (1.2%)
Deere & Co.                                      34,800           1,496,400
                                                               ------------
Medical-Hospital Management & Services  (1.6%)
Tenet Healthcare Corp. (b)                       84,400           1,993,950
                                                               ------------
Metals & Mining  (0.3%)
Alcoa, Inc.                                       6,000             373,500
                                                               ------------
Natural Resources  (1.1%)
Amerada Hess Corp.                               23,200           1,322,400
                                                               ------------

Continued

Oil & Gas Exploration Products & Services  (10.2%)
Burlington Resources, Inc.                             47,100  $  2,169,543
Conoco, Inc.                                           79,900     2,167,288
Halliburton Co.                                        40,300     1,717,788
Occidental Petroleum Corp.                             53,300     1,075,994
Schlumberger Ltd.                                      15,400       983,675
Texaco, Inc.                                           18,000     1,129,500
Union Pacific Resources Group, Inc.                    74,700     1,045,800
Unocal Corp.                                           53,700     2,231,905
                                                               ------------
                                                                 12,521,493
                                                               ------------
Paper & Related Products  (1.7%)
International Paper Co.                                38,900     2,073,856
                                                               ------------
Photography  (1.9%)
Eastman Kodak Co.                                      32,100     2,395,463
                                                               ------------
Printing & Publishing  (1.4%)
Gannett, Inc.                                          25,000     1,770,313
                                                               ------------
Railroads  (5.2%)
Burlington Northern Santa Fe Corp.                     67,300     2,464,862
CSX Corp.                                              47,300     2,329,525
Norfolk Southern Corp.                                 50,300     1,644,181
                                                               ------------
                                                                  6,438,568
                                                               ------------
Retail-General Merchandise  (5.3%)
Consolidated Stores (b)                                 8,100       278,438
Federated Department Stores, Inc. (b)                  68,200     3,184,087
May Department Stores Co.                              40,450     1,610,416
Sears, Roebuck & Co.                                   34,000     1,564,000
                                                               ------------
                                                                  6,636,941
                                                               ------------
Telecommunications  (6.0%)
AT&T Corp.                                             26,600     1,343,300
Bell Atlantic Corp.                                    36,082     2,079,225
U S WEST, Inc.                                         28,200     1,475,213
GTE Corp.                                              38,700     2,590,481
                                                               ------------
                                                                  7,488,219
                                                               ------------
Tire & Rubber  (1.6%)
Goodyear Tire & Rubber Co.                             34,100     1,950,094
                                                               ------------

Total Common Stocks (Cost $114,562,664)                         122,324,151
                                                               ------------

Continued

Investment Companies  (1.3%)
American AAdvantage U.S. Government Money Market Fund  1,609,939  $   1,609,939
                                                                      ---------
Total Investment Companies (Cost $1,609,939)                          1,609,939
                                                                      ---------


Total (Cost $116,172,604) (a) - 99.8%                             $ 123,934,090
                                                                    ===========

____________

Percentages indicated are based on net assets of $124,120,416.

  (a) Represents cost for federal tax purposes and differs from market value by net unrealized appreciation of securities as follows:


      Unrealized appreciation                  $  11,887,190
      Unrealized depreciation                     (4,125,704)
                                                 -----------
      Net unrealized appreciation              $   7,761,486

  (b) Represents non-income producing securities.


See Notes to Financial Statements.

INTRUST FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
April 30, 1999
(Unaudited)


                                                                           Shares
                                                                             or
                                                                          Principal           Market
                                                                           Amount             Value
                                                                          ---------        ------------
Municipal Bonds (99.23%)
Guam  (0.16%)
Guam Government, Series A, 5.90%, 9/1/05, Callable 3/1/99 @ 100             250,000        $    251,438
                                                                                           ------------

KANSAS  (97.30%)
Anthony, Elect, Revenue, 5.30%, 12/1/17, Callable 12/1/05 @ 100           1,215,000           1,222,594

Barton County,  School District #428, Great Bend, GO, Series A,           1,390,000           1,442,124
5.30%, 9/1/15, Callable 9/1/06 @ 100

Bourbon County, School District #234, GO, Series B, 5.63%,                  285,000             302,813
9/1/11, Callable 9/1/06 @ 100, FSA

Brown County, Horton School District #430, GO, 5.38%, 9/1/13,               500,000             522,500
Callable 9/1/06 @ 100, FSA

Butler & Sedgwick County, School District #385, 5.70%, 9/1/14,              630,000             677,250
Callable 9/1/03 @ 100, FSA

Butler & Sedgwick County, School District #385, 4.75%, 9/1/18,            1,685,000           1,651,299
Callable 9/1/08 @ 100, FSA

Butler & Sedgwick County, School District #385, Andover,                    370,000             397,750
5.70%, 9/1/15, Callable 9/1/03 @ 100, FSA

Butler County, School District #402, GO, 4.15%, 10/1/01, FSA                250,000             253,125

Butler County, School District #402, GO, 4.30%, 10/1/02, FSA                250,000             255,000

Butler County, School District #402, GO, 5.25%, 10/1/12, Callable           500,000             513,125
4/1/04 @ 100, FSA

Coffeyville, Community College, COP, 5.88%, 10/1/14, Callable               250,000             263,438
10/1/04 @ 100

Coffeyville, Water & Sewer Revenue, 4.60%, 10/1/04, Callable                465,000             470,696
10/1/99 @ 101, AMBAC

Coffeyville, Water & Sewer Revenue, 4.70%, 10/1/05, Callable                490,000             495,919
10/1/99 @ 101, AMBAC

Cowley County, School District #470, GO, 5.45%, 12/1/12,                    500,000             540,625
Callable 12/1/06 @ 100, FGIC

Cowley County, School District #470, GO, 5.50%, 12/1/16,                  1,000,000           1,085,000
Callable 12/1/06 @ 100, FGIC

Decatur County, GO, Series 1992, 6.00%, 9/1/01, Callable 9/1/99             250,000             251,685
@ 100

Dickinson County, Abilene School District #435, GO, Series 1992,            265,000             266,598
5.40%, 4/1/01, Callable 4/1/99 @100

Continued

Dickinson County, Abilene School District #435, GO, Series 1992,            300,000        $    302,205
5.60%, 4/1/03, Callable 4/1/99 @100

Dodge City, School District #443, GO, 4.40%, 9/1/12, Callable             1,020,000             995,775
9/1/08 @ 100, FSA

Dodge City, School District #443, GO, 4.70%, 9/1/15, Callable               975,000             971,344
9/1/08 @ 100, FSA

Dodge City, School District #443, GO, 4.50%, 9/1/15, Callable             1,855,000           1,817,899
9/1/08 @ 100, FSA

Dodge, Pollution Control Revenue, 6.63%, 5/1/05, Private                    700,000             762,125
Placement

Dodge, School District #443, GO, 4.80%, 3/1/08, Callable 3/1/04             360,000             368,100
@ 100, FSA

Dodge, School District #443, GO, 5.00%, 3/1/14, Callable 3/1/04             250,000             253,438
@ 100, FSA

Douglas County, School District #497, GO, 5.00%, 9/1/07                   1,000,000           1,048,750
Douglas County, School District #497, GO, 4.75%, 9/1/08                   1,235,000           1,270,505
Douglas County, School District #497, GO, Series 1993 A, 4.50%,             250,000             254,375
9/1/02, Callable 9/1/01 @ 100

Douglas County, School District #497, GO, Series A, 5.40%,                  600,000             624,000
9/1/15, Callable 9/1/06 @ 100

El Dorado, Water Utility System Revenue, 4.40%, 10/1/02                     230,000             234,600
El Dorado, Water Utility System Revenue, 4.45%, 10/1/03                     305,000             312,625
El Dorado, Water Utility System Revenue, 4.65%, 10/1/05                     350,000             359,188
El Dorado, Water Utility System Revenue, 4.70%, 10/1/06,                    275,000             282,219
Callable 10/1/05 @ 100

El Dorado, Water Utility System Revenue, 4.75%, 10/1/07,                    200,000             204,750
Callable 10/1/05 @ 100

Ellsworth County, School District #328, GO, 5.25%, 9/1/15,                  500,000             515,625
Callable 9/1/06 @ 100, FSA

Finney County, GO, 5.00%, 12/1/10, Callable 12/1/07 @ 100,                  500,000             517,500
MBIA

Finney County, GO, 4.40%, 12/1/13, Callable 12/1/07 @ 100,                1,010,000           1,006,213
AMBAC

Finney County, GO, 4.50%, 12/1/15, Callable 12/1/07 @ 100,                1,100,000           1,100,000
AMBAC

Finney County, GO, 4.65%, 12/1/17, Callable 12/1/07 @ 100,                1,210,000           1,210,000
AMBAC

Finney County, School District #457, GO, 5.55%, 10/1/00                     250,000             257,188

Franklin County, GO, Series B, 4.75%, 9/1/05, Callable 9/1/03 @             330,000             336,188
100

Franklin County, School District #290, GO, 5.25%, 9/1/14,                   500,000             518,125
Callable 9/1/06 @ 100, FSA

Franklin County, School District #290, GO, 5.30%, 9/1/16,                   335,000             345,050
Callable 9/1/06 @ 100, FSA

Garden City, GO, Series B, 4.90%, 11/1/99, MBIA                             250,000             252,105

Continued

Garden City, GO, Series B, 5.45%, 11/1/04, Callable 11/1/03 @               250,000        $    265,625
100, MBIA

Gardner, Electric Utilities Revenue, 7.00%, 11/1/09, Callable               500,000             525,625
11/1/01 @ 101

Gardner, GO, 5.30%, 9/1/11, Callable 9/1/02 @ 100, AMBAC                    330,000             336,600

Gove County, GO, 5.15%, 4/1/12, Callable 10/1/01 @ 101,                     560,000             570,500
AMBAC

Gray County, School District #102, GO, 6.80%, 9/1/15, Callable              250,000             279,375
9/1/05 @ 100

Gray County, School District #102, GO, 5.00%, 9/1/15, Callable              800,000             810,000
9/1/08 @ 100

Great Bend, Water System Revenue, Series A, 5.15%, 9/1/19,                1,000,000             971,250
Callable 9/1/08 @ 100

Harvey County, School District #373, GO, 5.55%, 9/1/13,                     500,000             540,625
Callable 9/1/05 @ 100, FSA

Harvey County, School District #373, GO, 4.80%, 9/1/18,                   2,000,000           1,969,999
Callable 9/1/08 @ 100, FSA

Hays, GO, Series A, 5.15%, 9/1/09, Callable 9/1/03 @ 100, FGIC              250,000             263,125
Hays, GO, Series A, 5.25%, 9/1/10, Callable 9/1/03 @ 100, FGIC              250,000             264,063
Hays, Water & Sewer Revenue, 5.20%, 9/1/11, Callable 9/1/03                 260,000             265,200
@ 100, MBIA

Jefferson County, School District #340, GO, 6.00%, 9/1/06,                  300,000             329,625
Prerefunded 9/1/04 @ 100, FSA

Jefferson County, School District #340, GO, 6.10%, 9/1/07,                  320,000             353,200
Prerefunded 9/1/04 @ 100, FSA

Jefferson County, School District #340, GO, 6.20%, 9/1/08,                  330,000             365,475
Prerefunded 9/1/04 @ 100, FSA

Johnson & Miami Counties, School District #230, GO, 5.25%,                  350,000             371,000
12/1/05, Callable 12/1/03 @ 100

Johnson County, School District #223, GO, 5.00%, 9/1/14,                  3,000,000           3,082,499
Callable 9/1/09 @ 100, FGIC

Johnson County, School District #232, GO, 5.40%, 9/1/14,                  1,050,000           1,103,813
Callable 9/1/07 @ 100, MBIA

Johnson County, School District #233, GO, 5.65%, 9/1/03,                    485,000             513,494
Callable 3/1/02 @ 101, AMBAC

Johnson County, School District #233, GO, 5.95%, 9/1/05,                    500,000             529,375
Callable 3/1/02 @ 101, AMBAC

Johnson County, School District #512, GO, 5.30%, 10/1/14,                   550,000             568,563
Callable 10/1/05 @ 100

Johnson County, School District #512, GO, Series A, 4.60%,                1,135,000           1,164,794
10/1/08

Johnson County, School District #512, GO, Series A, 4.00%,                1,185,000           1,152,413
10/1/09, Callable 10/1/08 @ 100

Johnson County, School District #512, GO, Series A, 4.20%,                1,240,000           1,213,650
10/1/10, Callable 10/1/08 @ 100

Continued

Johnson County, School District #512, GO, Series A, 4.30%,                1,290,000        $  1,260,974
10/1/11, Callable 10/1/08 @ 100

Johnson County, School District #512, GO, Series B, 5.25%,                  500,000             510,000
10/1/17, Callable 10/1/06 @ 100

Johnson County, Water District #001 Revenue, 5.13%, 12/1/08,                250,000             258,438
Callable 12/1/03 @ 100

Johnson County, Water District #001 Revenue, 5.30%, 12/1/12,                265,000             272,619
Callable 12/1/03 @ 100

Johnson County, Water District #001 Revenue, Series 1990-A,                 250,000             262,813
6.90%, 12/1/00

Junction City, GO, Series DD, 6.20%, 9/1/06, Callable 9/1/00 @              515,000             529,806
100

Junction City, Water & Sewer, GO, 4.80%, 9/1/16, Callable                 1,620,000           1,619,999
9/1/08 @ 100, MBIA

Kansas City, GO, 5.45%, 4/1/17, Callable 10/1/06 @ 100, FGIC                340,000             352,325
Kansas City, GO, 5.45%, 10/1/17, Callable 10/1/06 @ 100, FGIC               450,000             466,313
Kansas City, GO, Series B, 5.38%, 9/1/10, Callable 9/1/05 @ 100,          1,500,000           1,571,249
MBIA

Kansas City, Pollution Control Revenue, General Motors Corp.,               500,000             507,020
5.45%, 4/1/06, Callable 10/1/99 @ 101

Kansas Turnpike Authority, 5.50%, 9/1/06, AMBAC                           1,915,000           2,065,805

Kearny County, School District #215, GO, 4.80%, 9/1/13,                     700,000             707,875
Callable 9/1/06 @ 100, MBIA

Labette County, Single Family Mortgage, Revenue, 7.65%,                     740,000             793,650
12/1/11, Callable 6/1/08 @ 103, GNMA

Lawrence, Sales Tax, GO, Series V, 5.50%, 9/1/12, Callable                  500,000             521,875
9/1/04 @ 100

Lawrence, Water & Sewer System Revenue, 5.70%, 11/1/11,                     395,000             421,663
Callable 11/1/05 @ 100

Lawrence, Water & Sewer System Revenue, 5.10%, 11/1/12,                     320,000             329,200
Callable 11/1/06 @100

Lawrence, Water & Sewer System Revenue, 5.25%, 11/1/15,                     505,000             519,519
Callable 11/1/06 @ 100

Lawrence, Water & Sewer System Revenue, 5.20%, 11/01/16,                    250,000             255,313
Callable 11/1/06 @100

Leavenworth County, School District #453, GO, 4.70%, 9/1/11,                400,000             403,000
Callable 9/1/07 @ 100, FGIC

Leavenworth County, School District #453, GO, 4.80%, 9/1/12,                460,000             463,450
Callable 9/1/07 @ 100, FGIC

Leavenworth County, School District #469, GO, 4.60%, 9/1/05,                340,000             350,625
FSA

Leavenworth Hospital Revenue, 6.13%, 4/1/15, Callable 4/1/07                415,000             431,081
@ 102

Leawood, GO, Series A, 5.00%, 9/1/00                                        300,000             306,000
Leawood, GO, Series A, 5.20%, 9/1/01, Callable 9/1/00 @ 100                 250,000             255,000
Leawood, GO, Series A, 5.25%, 9/1/09, Callable 9/1/06 @ 100                 250,000             264,688

Continued

Leawood, GO, Series A, 5.35%, 9/1/10, Callable 9/1/06 @ 100                 250,000        $    264,688
Leawood, GO, Series A, 5.40%, 9/1/11, Callable 9/1/06 @ 100                 375,000             395,625
Leawood, GO, Series B, 5.00%, 9/1/10, Callable 9/1/06 @ 100                 400,000             414,500
Lyon County, School District #253, GO, 5.60%, 10/1/10, Callable             650,000             697,125
10/1/03 @ 102

Manhattan, GO, 5.40%, 11/1/16, Callable 11/1/04 @ 100                       405,000             416,138

Manhattan, GO, Series 189, 5.85%, 11/1/02, Callable 11/1/01 @               250,000             263,125
100

Marion County, School District #411, GO, 5.30%, 4/1/13, Callable            660,000             683,100
 4/1/03 @ 101.5

McPherson County, School District #400, GO, 5.20%, 12/1/10,                 250,000             260,625
Callable 12/1/05 @ 100, FGIC

McPherson County, School District #400, GO, 5.25%, 12/1/12,                 250,000             259,063
Callable 12/1/05 @ 100, FGIC

McPherson, Electric Utility Revenue, 5.55%, 3/1/09, Callable                550,000             554,439
3/1/00 @ 100, AMBAC

McPherson, GO, Series 116, 5.00%, 11/1/06, Callable 11/1/99 @               500,000             502,005
100, AMBAC

Meade, Industrial Revenue, 6.50%, 10/1/06                                 1,000,000           1,142,500

Miami County, School District #367, GO, 5.00%, 9/1/16, Callable             900,000             912,375
9/1/08 @ 100, FGIC

Miami County, School District #368, GO, 6.50%, 12/1/05,                     500,000             535,000
Callable 6/1/02 @ 100, AMBAC

Miami County, School District #416, GO, 6.00%, 9/1/02, Callable             250,000             257,500
9/1/00 @ 100, AMBAC

Miami County, School District, GO, Series A, 5.85%, 9/1/13,                 550,000             600,188
Prerefunded 9/1/04 @ 100, AMBAC

Nemaha County, School District #441, GO, 5.40%, 3/1/02,                     250,000             257,500
Callable 3/1/01 @ 100, AMBAC

Nemaha County, School District #441, GO, 5.75%, 3/1/07,                     250,000             256,875
Callable 3/1/01 @ 100, AMBAC

Neosho County, School District #413, GO, 5.65%, 9/1/01                      260,000             271,050

Newton, Wastewater Treatment System Revenue, 6.00%, 3/1/00                  115,000             117,463
Newton, Wastewater Treatment System Revenue, 6.20%, 3/1/01                  120,000             125,250
Newton, Wastewater Treatment System Revenue, 6.40%, 3/1/02                  130,000             138,938
Newton, Wastewater Treatment System Revenue, 4.90%,                         700,000             695,625
3/1/12, Callable 3/1/07 @ 100

Olathe, GO, Series 184, 4.60%, 10/1/99                                      275,000             276,471

Olathe, Health Facility Revenue, 5.20%, 9/1/17, Callable 9/1/05           1,000,000           1,005,000
@ 100

Olathe, Labette County, Mortgage Loan Revenue, 7.15%, 2/1/15,                20,000              21,200
 Callable 8/1/01 @ 103, GNMA

Olathe, Multifamily Housing Revenue, 5.50%, 6/1/04, FNMA                    320,000             336,400

Olathe, Water & Sewer System Revenue, 5.20%, 7/1/12,                      1,170,000           1,199,250
Callable 7/1/06 @ 100, AMBAC

Osage County, School District #434, GO, 4.75%, 9/1/14, Callable           2,215,000           2,228,843
9/1/03 @ 100.5, FSA

Continued

Osborne, GO, Series 1992, 5.50%, 12/1/01, Callable 12/1/98 @                135,000        $    135,150
100

Osborne, GO, Series 1992, 5.60%, 12/1/02, Callable 12/1/98 @                140,000             140,179
100

Osborne, GO, Series 1992, 5.70%, 12/1/03, Callable 12/1/98 @                150,000             150,203
100

Osborne, GO, Series 1992, 5.80%, 12/1/04, Callable 12/1/98 @                155,000             155,214
100

Ottawa, University Educational Revenue, 5.60%, 10/1/18,                   2,000,000           1,957,499
Callable 10/1/08 @ 100

Ottawa, Waterworks & Electric System Revenue, 6.15%,                        250,000             260,313
12/1/00, MBIA
Ottawa, Waterworks & Electric System Revenue, 6.25%,                        250,000             265,938
12/1/01, MBIA

Pawnee County, School District #495, GO, 5.10%, 9/1/04,                     255,000             268,069
Callable 9/1/03 @ 100, FSA

Pottawatomie County, School District #320, GO, Series 1990,                 500,000             532,500
6.60%, 10/1/02, Callable 10/1/01 @ 100, AMBAC

Pottawatomie County, School District #322, GO, 4.95%, 10/01/12,             700,000             706,125
 Callable 10/1/04 @ 100

Pratt, Electric System Revenue, 6.60%, 11/1/07, AMBAC                       250,000             284,063
Pratt, Electric System Revenue, 4.95%, 11/1/10, Callable 11/1/05            635,000             650,875
 @ 101, AMBAC

Pratt, Electric System Revenue, 5.00%, 11/1/11, Callable 11/1/05            415,000             423,819
 @ 101, AMBAC

Pratt, Electric System Revenue, 6.00%, 11/1/12, Prerefunded                 250,000             259,375
11/1/00 @ 100, AMBAC

Reno County, Mortgage, Series B, 8.70%, 9/1/11, Callable 9/1/01              90,000              95,625
@ 103

Rice County, Union School District #444, 5.08%, 9/1/14, Callable            755,000             765,381
9/1/07 @ 100


Salina Hospital Revenue, 5.30%, 10/1/13, Callable 10/1/03 @                 750,000             764,063
100, AMBAC

Salina, Water & Sewer Revenue, 5.00%, 9/1/07, Callable 9/1/02               330,000             336,188
@ 100, MBIA

Saline County, School District #305, GO, 4.75%, 9/1/14, Callable          4,525,000           4,508,030
9/1/08 @ 100, FSA

Scott County, School District #466, GO, Series 1993, 5.38%,                 685,000             698,700
9/1/06, Callable 9/1/01 @ 100

Sedgwick & Shawnee Counties, Single Family Revenue, 4.90%,                  705,000             713,813
6/1/16

Sedgwick & Shawnee Counties, Single Family Revenue, 5.50%,                1,130,000           1,258,538
6/1/29

Sedgwick & Shawnee Counties, Single Family Revenue, Series                  320,000             366,400
B-1, 8.05%, 5/1/14, GNMA

Continued

Sedgwick County, Family Mortgage, Series A-2, 6.50%, 12/1/16,               840,000        $    893,550
Callable 12/1/07 @ 105, GNMA

Sedgwick County, GO, 4.70%, 9/1/12, Callable 9/1/98 @ 100,                  840,000             840,000
FGIC

Sedgwick County, Mortgage Loan Revenue, Series A, 7.30%,                    420,000             443,625
12/1/12, Callable 9/1/01 @ 103, GNMA

Sedgwick County, Public Building, 5.00%, 8/1/16, Callable 8/1/04            400,000             401,000
@ 100

Sedgwick County, School District #260, GO, 4.65%, 10/1/11,                1,220,000           1,224,575
Callable 10/1/08 @ 100, AMBAC

Sedgwick County, School District #261, GO, 4.75%, 11/1/17,                2,525,000           2,493,437
Callable 11/1/09 @ 100, FSA

Sedgwick County, School District #265, GO, 4.30%, 10/1/07, FSA            1,000,000           1,005,000
Sedgwick County, School District #265, GO, 4.25%, 10/1/08, FSA            1,000,000             997,500
Sedgwick County, School District #265, GO, 4.35%, 10/1/09, FSA            1,000,000             997,500
Sedgwick County, School District #266, GO, 5.25%, 9/1/13,                   650,000             667,063
Callable 9/1/02 @ 101, FGIC

Seward County, GO, Series B, 6.00%, 8/15/08, Callable 8/15/01               250,000             259,063
@ 100, AMBAC

Seward County, GO, Series B, 6.00%, 8/15/13, Callable 8/15/01               250,000             259,688
@ 100, AMBAC

Seward County, School District #480, GO, 5.00%, 9/1/14, Callable          1,640,000           1,674,849
 9/1/06 @ 100, FSA

Seward County, School District #480, GO, Series 1992, 5.00%,                500,000             500,565
12/1/00, Callable 12/1/98 @ 100, MBIA

Seward County, School District #483, Kismet-Plains, GO, 5.20%,              600,000             618,750
10/1/12, Callable 10/1/06 @ 100

Seward County, Single Family Mortgage Revenue, Series B,                    190,000             201,638
8.00%, 5/1/11, Callable 11/1/01 @ 103

Shawnee County, GO, 4.70%, 9/1/11, Continuously Callable                  1,945,000           1,966,880
9/1/08 @ 100

Shawnee County, GO, Series B, 5.50%, 9/1/09, Prerefunded                    250,000             266,250
9/1/03 @ 100

Shawnee County, GO, Series B, 5.50%, 9/1/11, Prerefunded                    250,000             266,250
9/1/03 @ 100

Shawnee County, GO, Series C, 5.60%, 9/1/04, Callable 9/1/02 @              500,000             528,750
100

Shawnee County, Health Care Revenue, 5.15%, 8/15/10, Callable               500,000             514,375
 8/15/05 @ 100, FSA

Shawnee County, School District #345, GO, 5.75%, 9/1/11,                    250,000             271,563
Prerefunded 9/1/04 @ 100, MBIA

Shawnee County, School District #345, GO, 4.75%, 9/1/11,                  1,590,000           1,607,887
Callable  9/1/04 @ 101.5, MBIA

Shawnee County, School District #437, Auburn-Washburn, GO,                  700,000             745,500
Series 1992, 6.25%, 3/1/03, Callable 3/1/02 @ 100, FGIC

Continued

Shawnee County, School District #501, GO, 4.35%, 2/1/06                   1,515,000        $  1,524,468
Shawnee County, School District #501, GO, 4.38%, 2/1/07,                  1,675,000           1,683,374
Callable 2/1/06 @ 100

Shawnee County, School District #501, GO, 4.38%, 8/1/11,                  1,130,000           1,107,400
Callable 8/1/08 @ 100, FSA

State, Department of Transportation, Highway Revenue, 5.38%,              1,000,000           1,028,750
3/1/13, Callable 3/1/03 @ 102

State, Department of Transportation, Highway Revenue, 5.50%,              1,000,000           1,071,250
9/1/14

State, Department of Transportation, Highway Revenue, Series                250,000             261,875
1993, 5.00%, 3/1/04, Callable 3/1/03 @ 102

State, Development Finance Authority, Educational, 4.80%,                   345,000             351,038
10/1/08, Callable 10/1/04 @ 100

State, Development Finance Authority, Educational, 5.00%,                   500,000             504,375
10/1/12, Callable 10/1/04 @ 100

State, Development Finance Authority, Health Facilities                     500,000             514,375
Revenue, Hays Medical Center Inc., 5.38%, 11/15/16, Callable
11/15/06 @ 102, MBIA
State, Development Finance Authority, Health Facilities                     500,000             520,000
Revenue, Hays Medical Center Inc., 5.50%, 11/15/17, Callable
11/15/07 @ 100, MBIA

State, Development Finance Authority, Health Facilities                     475,000             507,656
Revenue, Stormont Health Care, 5.40%, 11/15/05, MBIA

State, Development Finance Authority, Health Facilities                     500,000             535,625
Revenue, Stormont Health Care, 5.75%, 11/15/10, Callable
11/15/06 @ 100, MBIA

State, Development Finance Authority, Health Facilities                     500,000             540,000
Revenue, Stormont Health Care, 5.80%, 11/15/16, Callable
11/15/06 @ 100, MBIA

State, Development Finance Authority Revenue, 5.13%, 6/1/06,                250,000             261,563
Callable 6/1/03 @ 102, AMBAC

State, Development Finance Authority Revenue, 5.00%, 8/1/11,              1,500,000           1,541,249
Callable 8/1/09 @ 100, MBIA

State, Development Finance Authority Revenue, 5.50%, 5/1/14,              1,000,000           1,050,000
Callable 5/1/07 @ 100 (b)

State, Development Finance Authority Revenue, 5.00%, 4/1/19,              1,000,000             980,000
Callable 4/1/09 @ 100, AMBAC

State, Development Finance Authority Revenue, Department of                 250,000             258,120
Corrections, El Dorado, Project L, 5.63%, 2/1/03, Callable 2/1/00
@ 102, MBIA

State, Development Finance Authority Revenue, Project K-II,                 500,000             513,125
5.50%, 10/1/10, Callable 10/1/01 @ 101

State, Development Finance Authority Revenue, Project K-II,                 500,000             513,750
5.60%, 10/1/11, Callable 10/1/01 @ 101

State, Development Finance Authority Revenue, Series J, 5.40%,              500,000             521,875
 4/1/10, Callable 4/1/05 @ 100

Continued

State, Development Finance Authority, Water Supply, 4.40%,                1,000,000        $  1,010,000
4/1/06, AMBAC

State, Development Finance Board Regents, 4.38%, 10/1/03,                 1,000,000           1,021,250
AMBAC

State, Development Financial Authority, Health Facilities                   500,000             526,875
Revenue, Hays Medical Center, Series B, 5.38%, 11/15/10,
Callable 11/15/07 @ 100, MBIA

State, Public Water Supply, Revenue, 4.15%, 4/1/06                        1,000,000             990,000

State, Turnpike Authority, Revenue, 5.40%, 9/1/09, Callable                 260,000             272,675
9/1/03 @ 102, AMBAC

Sumner County, Bridge Improvement, GO, Series 1992, 6.00%,                  435,000             459,469
11/1/04, Callable 11/1/01 @ 100, AMBAC

Sumner County, Bridge Improvement, GO, Series 1992, 6.00%,                  250,000             264,063
11/1/05, Callable 11/1/01 @ 100, AMBAC

Sumner County, School District #357, Belle Plaine, GO, 5.55%,               375,000             388,594
9/1/13, Callable 9/1/03 @ 100

Thomas County, School District #315, GO, Series A, 4.35%,                 1,055,000           1,024,669
9/1/13, Callable 9/1/07 @ 100, FSA

Topeka Public Building Commission Revenue, 5.00%, 6/1/19,                 1,100,000           1,083,500
Callable 6/1/09 @ 100, MBIA

Topeka, GO, Series A, 5.50%, 8/15/16, Callable 8/15/01 @ 101                500,000             511,250
Topeka, GO, Series C, 5.50%, 8/15/05, Callable 8/15/99 @ 101                250,000             253,470
Topeka, Hospital, Revenue, 6.75%, 11/15/00, MBIA                            500,000             525,000

Wellington, Water & Sewer Revenue, 5.15%, 5/1/18, Callable                1,000,000           1,002,500
5/1/08 @ 100, AMBAC

Wichita, GO, 4.70%, 9/1/12, Callable 9/1/04 @ 101                           565,000             566,413
Wichita, GO, Series 746, 5.30%, 9/1/12, Callable 9/1/04 @ 100               750,000             780,938
Wichita, GO, Series 752, 4.50%, 9/1/08, Callable 9/1/05 @ 101             1,000,000           1,015,000
Wichita, Hospital Revenue, 6.00%, 7/1/04, Callable 6/8/98 @ 100             807,000             858,446
Wichita, Multifamily Housing Revenue, 5.90%, 12/1/16, Callable              660,000             693,825
 12/1/05 @ 102

Wichita, Single Family Mortgage Revenue, Series A, 7.10%,                   190,000             202,113
9/1/09, Callable 3/1/03 @ 103

Wichita, Water & Sewer Revenue, 4.75%, 10/1/08, Callable                    405,000             414,113
10/1/04 @ 101, FGIC

Wichita, Water & Sewer Revenue, 4.88%, 10/1/09, Callable                    900,000             921,375
10/1/04 @ 101, FGIC

Wichita, Water & Sewer Revenue, 4.70%, 10/1/12, Callable                  2,000,000           1,982,499
10/1/05 @ 101, FGIC

Wyandotte County, Government Utility System Revenue,                      4,295,000           4,107,093
4.75%, 9/1/18, MBIA, Callable 3/1/09 @ 101

Wyandotte County, School District #203, Piper, GO, Series 1992,             295,000             306,800
5.90%, 9/1/04, Callable 9/1/01 @ 100

Wyandotte County, School District #203, Piper, GO, Series 1992,             500,000             527,500
6.60%, 9/1/13, Callable 9/1/01 @ 100

Continued

Wyandotte County/Kansas City, University, GO, 4.30%, 9/1/05,              1,500,000        $  1,522,499
                                                                                          ------------
AMBAC
                                                                                            149,692,597
                                                                                            -----------

Puerto Rico (1.77%)
Puerto Rico Commonwealth, Highway & Transportation                          500,000             517,500
Authority, Highway Revenue, Series X, 5.00%, 7/1/02

Puerto Rico, Electric Power Authority Revenue, Series S, 6.13%,           1,000,000           1,146,250
 7/1/09, MBIA-IBC

Puerto Rico, Electric Power Authority Revenue, Series Z,                  1,000,000           1,061,250
                                                                                           ------------
5.50%, 7/1/14, Callable 7/1/05 @ 102, MBIA-IBC
                                                                                              2,725,000
                                                                                           ------------
Total Municipal Bonds (Cost $149,419,624)                                                   152,669,035
                                                                                           ------------
Investment Companies  (1.12%)
Federated Tax-Exempt Money Market Fund                                    1,728,178           1,728,178
                                                                                           ------------
Total Investment Companies (Cost $1,728,178)                                                  1,728,178
                                                                                           ------------

Total (Cost $151,147,988) (a) - 100.35%                                                    $154,397,213
                                                                                           ============

________________

Percentages indicated are based on net assets of $153,866,255.

  (a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:


  Unrealized appreciation            $ 3,683,628
  Unrealized depreciation               (434,403)
                                     -----------
  Net unrealized appreciation        $ 3,249,225


  (b) Segregated assets to be used to fulfill commitments related to the when-issued security

  AMBAC = Insured by American Municipal Bond Assurance Corporation COP = Certificate of Participation
  FGIC = Insured by Federal Guarantee Insurance Corporation
  FSA = Insured by Federal Security Assurance
  GNMA = Insured by Ginnie Mae
  GO = General Obligation
  IBC = Insured Bond Certificate
  MBIA = Insured by Municipal Bond Insurance Association


See Notes to Financial Statements.

INTRUST FUNDS TRUST
Notes to Financial Statements
April 30, 1999
(Unaudited)

1. Organization:

The INTRUST Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.
The Trust currently consists of eleven active funds. The Trust is authorized to offer two classes of shares: Institutional Service and Institutional Premium. The Institutional Premium shares, which have not yet been offered for sale, may be subject to additional shareholder servicing fees. The accompanying financial statements and financial highlights are those of the Money Market Fund, the Short-Term Bond Fund, the Intermediate Bond Fund, the Stock Fund, the International Multi-Manager Stock Fund, and the Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). Each Fund is currently offered in the Institutional Service Class only.

The Funds' investment objectives are as follows:

     Fund                          Objective
     ----                          ---------

Money Market Fund             Seeks to provide current income, liquidity and the
                              maintenance of a stable net asset value of $1.00 per share by investing in high quality, short-term obligations.

Short-Term Bond Fund          Seeks a high level of current income consistent
                              with liquidity and safety of principal by investing primarily in investment grade short-term obligations.

Intermediate Bond Fund        Seeks a competitive total return, an important
                              component of which is a high level of current income, by investing in fixed income securities.

Stock Fund                    Seeks long-term capital appreciation by investing
                              in common and preferred stocks issued by companies with large market capitalization.

International Multi-Manager   Seeks long-term capital appreciation by investing
Stock Fund                    in equity securities of issuers based outside the
                              United States. The International Multi-Manager
                              Stock Fund seeks to achieve its objective by investing all of its investable assets in The
                              International Equity Portfolio (the Portfolio") of the AMR Investment Services Trust.

Kansas Tax-Exempt Bond Fund   Seeks to preserve capital while producing current
                              income for the investor that is exempt from both federal and Kansas state income taxes by investing in municipal obligations with maturities generally ranging from 1 to 20 years.

The percentage of the AMR Investment Services Trust International Equity Portfolio owned by the Fund as of April 30, 1999 was approximately 5.09%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value using pricing methods approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date.

Security Transactions and Related Income

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, dividend income, income from securities lending, expenses, and unrealized and realized gains and losses of the Portfolio of the AMR Investment Services Trust on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on relative net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio of the AMR Investment Services Trust on a daily basis.

Organization Costs

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders

Distributions from net investment income for the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and
paid at least once annually.   Distributions from net realized capital gains, if
any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Investment Advisory, Administration, and Distribution Agreements:

The Trust and INTRUST Bank, N.A. (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.25% of the Money Market Fund; 0.40% of the Short-Term Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.88% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of up to 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Adviser is party to a sub-investment advisory agreement under which the subadvisers are entitled to receive a fee from the Adviser, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.20% of the Money Market Fund; 0.125% of the Short-Term Bond Fund and the Intermediate Bond Fund; and 0.45% of the Stock Fund. The individual subadvisers are listed as follows:

     AMR Investment Services, Inc. - The Money Market Fund

     Galliard Capital Management, Inc. - The Short-Term Bond Fund and the Intermediate Bond Fund

     ARK Asset Management, Co. - The Stock Fund

The Trust and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% of each Fund's average daily net assets, except for the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%.

The Trust and BISYS Fund Services (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plan, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Institutional Service Shares of the Funds and 0.75% of the average daily net assets of the Institutional Premium Shares of the Funds..

Other financial organizations ("Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.08% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organizations has a servicing relationship. The Institutional Premium Class may pay additional fees up to 0.50% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Effective January 4, 1999, fees of the Kansas Tax-Exempt Bond Fund are waived or reimbursed to maintain total annual operating expenses at no more than 0.60% of average daily net assets.

Additional information regarding related party transactions is as follows for the period ended April 30, 1999:

                                        Money
                                        Market        Short-Term      Intermediate
                                        Fund          Bond Fund       Bond Fund
                                        ----          ---------       ---------
Investment Advisory Fees Waived        $ 30,484       $64,703         $ 29,041
12b-1 Fees Waived                        76,207        77,028           66,002

                                                      International   Kansas
                                                      Multi-Manager   Tax-Exempt
                                       Stock Fund     Stock Fund      Bond Fund
                                       ----------     ----------      ---------
Investment Advisory Fees Waived        $ 69,317       $13,943         $117,612
Administration Fees Waived                  ---           ---           23,790
12b-1 Fees Waived                       133,304        69,712          119,136
Shareholder Services Fees Waived            ---           ---          100,045
Custody Fees Waived                         ---           ---            4,758
Reimbursed Fees                             ---           ---           19,432


4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Institutional Service and Institutional Premium. As of and for the period ended April 30, 1999, no shareholders were in the Institutional Premium class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the period ended April 30, 1999 were as follows:

                               Purchases      Sales
                               ---------      -----
Short-Term Bond Fund           $25,478,119  $23,788,855
Intermediate Bond Fund          23,429,414   15,347,449
Stock Fund                      73,490,940   63,137,733
Kansas Tax-Exempt Bond Fund     35,734,065   14,180,008

6. Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers' abilities to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds.

The Money Market Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Money Market Fund's assets in such industry. However, for temporary defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Money Market Fund will not maintain this concentration. The Money Market Fund's policy of concentration in the banking industry increases the Fund's exposure to market conditions prevailing in that industry.

INTRUST FUNDS TRUST
Financial Highlights


                                                                                  Money Market Fund
                                                                -------------------------------------------------------
                                                                 Six months         For the Year          January 23,
                                                                    ended              ended                1997 to
                                                                April 30, 1999     October 31, 1998        October 31,
                                                                  (unaudited)                               1997 (a)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                            $        1,000     $         1,000       $        1,000
                                                                --------------     ---------------       --------------
Investment Activities:
     Net investment income                                               0.023               0.050                0.038
                                                                --------------     ---------------       --------------
     Total from Investment Activities                                    0.023               0.050                0.038
                                                                --------------     ---------------       --------------

Distributions:
     Net investment income                                              (0.023)             (0.050)              (0.038)
                                                                --------------     ---------------       --------------
     Total Distributions                                                (0.023)             (0.050)              (0.038)
                                                                --------------     ---------------       --------------
     Net change in net asset value per share                                --                  --                   --
                                                                --------------     ---------------       --------------
Net Asset Value, end of period                                  $        1,000     $         1,000       $        1,000
                                                                ==============     ===============       ==============

Total Return                                                              2.28% (b)           5.13%                3.86% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                          $       66,740     $        50,746       $       55,566
Ratios to average net assets:
     Expenses                                                             0.62% (c)           0.67%                0.71% (c)
     Net investment income                                                4.55% (c)           5.04%                4.92% (c)
     Expenses*                                                            0.97% (c)           1.03%                1.11% (c)

________________________________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

INTRUST FUNDS TRUST
Financial Highlights


                                                                                        Short-Term Bond Fund
                                                                       -------------------------------------------------------
                                                                          Six months        For the Year          January 21,
                                                                             ended             ended                1997 to
                                                                         April 30, 1999   October 31, 1998        October 31,
                                                                           (unaudited)                              1997 (a)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                   $         10.20    $        10.08        $        10.00
                                                                       ---------------    --------------        --------------
Investment Activities:
     Net investment income                                                        0.27              0.57                  0.42
     Net realized and unrealized gain (loss) from investments                    (0.14)             0.12                  0.08
                                                                       ---------------    --------------        --------------
     Total from Investment Activities                                             0.13              0.69                  0.50
                                                                       ---------------    --------------        --------------

Distributions:
     Net investment income                                                       (0.27)            (0.57)                (0.42)
                                                                       ---------------    --------------        --------------
     Total Distributions                                                         (0.27)            (0.57)                (0.42)
                                                                       ---------------    --------------        --------------

     Net change in net asset value per share                                     (0.14)             0.12                  0.08
                                                                       ---------------    --------------        --------------

Net Asset Value, end of period                                         $         10.06    $        10.20        $        10.08
                                                                       ===============    ==============        ==============

Total Return                                                                      1.25% (b)         6.96%                 5.13% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                                 $        63,291    $       61,371        $       52,682
Ratios to average net assets:
     Expenses                                                                     0.65% (c)         0.67%                 0.78% (c)
     Net investment income                                                        5.29% (c)         5.59%                 5.48% (c)
     Expenses*                                                                    1.11% (c)         1.13%                 1.25% (c)
Portfolio turnover rate                                                          40.28% (b)        55.75%                84.41% (b)

____________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

INTRUST FUNDS TRUST
Financial Highlights

                                                                               Intermediate Bond Fund
                                                                 ---------------------------------------------------------
                                                                     Six months        For the Year          January 21,
                                                                        ended             ended                1997 to
                                                                   April 30, 1999     October 31, 1998        October 31,
                                                                     (unaudited)                                1997 (a)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                               $        10.43    $         10.21      $          10.00
                                                                   --------------    ---------------      ----------------
Investment Activities:
     Net investment income                                                   0.29               0.59                  0.45
     Net realized and unrealized gain (loss) from investments               (0.28)              0.22                  0.21
                                                                   --------------    ---------------      ----------------
     Total from Investment Activities                                        0.01               0.81                  0.66
                                                                   --------------    ---------------      ----------------

Distributions:
     Net investment income                                                  (0.29)             (0.59)                (0.45)
     Net realized gains from investments                                    (0.01)                 -                     -
                                                                   --------------    ---------------      ----------------
     Total Distributions                                                    (0.30)             (0.59)                (0.45)
                                                                   --------------    ---------------      ----------------

     Net change in net asset value per share                                (0.29)              0.22                  0.21
                                                                   --------------    ---------------      ----------------

Net Asset Value, end of period                                     $        10.14    $         10.43      $          10.21
                                                                   --------------    ---------------      ----------------

Total Return                                                                 0.03% (b)          8.16%                 6.77%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                             $       59,131    $        52,993      $         46,492
Ratios to average net assets:
     Expenses                                                                0.77% (c)          0.78%                 0.90%
     Net investment income                                                   5.65% (c)          5.74%                 5.83%
     Expenses*                                                               1.13% (c)          1.14%                 1.27%
Portfolio turnover rate                                                     29.27% (b)         39.07%               108.73%

________________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

INTRUST FUNDS TRUST
Financial Highlights




                                                                                    Stock Fund
                                                                  ---------------------------------------------------
                                                                   Six months        For the Year         January 21,
                                                                     ended              ended               1997 to
                                                                 April 30, 1999     October 31, 1998      October 31,
                                                                  (unaudited)                               1997 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                              $    12.07         $    11.31           $    10.00
                                                                  ----------         ----------           ----------
Investment Activities:
 Net investment income                                                  0.05               0.07                 0.04
 Net realized and unrealized gain (loss) from investments               1.48               1.28                 1.27
                                                                  ----------         ----------           ----------
 Total from Investment Activities                                       1.53               1.35                 1.31
                                                                  ----------         ----------           ----------

Distributions:
 Net investment income                                                 (0.09)             (0.05)                  --
 Net realized gains from investments                                   (1.73)             (0.54)                  --
                                                                  ----------         ----------           ----------
 Total Distributions                                                   (1.82)             (0.59)                  --
                                                                  ----------         ----------           ----------

 Net change in net asset value per share                               (0.29)              0.76                 1.31
                                                                  ----------         ----------           ----------

Net Asset Value, end of period                                    $    11.78         $    12.07           $    11.31
                                                                  ==========         ==========           ==========
Total Return                                                           14.67% (b)         12.49%               13.10% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                            $  124,120         $  100,524           $   79,834
Ratios to average net assets:
 Expenses                                                               1.30% (c)          1.32%                1.41% (c)
 Net investment income                                                  0.88% (c)          0.66%                0.63% (c)
 Expenses*                                                              1.68% (c)          1.70%                1.80% (c)
Portfolio turnover rate                                                60.47% (b)        102.36%               71.76% (b)

____________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

INTRUST FUNDS TRUST
Financial Highlights


                                                                           International Multi-Manager Stock Fund
                                                                    -------------------------------------------------------
                                                                      Six months         For the Year          January 21,
                                                                         ended              ended                1997 to
                                                                    April 30, 1999      October 31, 1998       October 31,
                                                                      (unaudited)                              1997 (a)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                $        11.14      $          10.97      $       10.00
                                                                    --------------      ----------------      -------------
Investment Activities:
     Net investment income                                                    0.09                  0.18               0.11
     Net realized and unrealized gain (loss) from investments                 1.50                  0.21               0.86
                                                                    --------------      ----------------      -------------
     Total from Investment Activities                                         1.59                  0.39               0.97
                                                                    --------------      ----------------      -------------

Distributions:
     Net investment income                                                   (0.15)                (0.13)                 -
     Net realized gains from investments                                         -                 (0.09)                 -
                                                                    --------------      ----------------      -------------
     Total Distributions                                                     (0.15)                (0.22)                 -
                                                                    --------------      ----------------      -------------
 Net change in net asset value per share                                      1.44                  0.17               0.97
                                                                    --------------      ----------------      -------------
Net Asset Value, end of period                                      $        12.58      $          11.14      $       10.97
                                                                    ==============      ================      =============

Total Return                                                                 14.43% (b)             3.61%              9.70% (b)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                              $       61,377      $         55,505      $      41,135
Ratios to average net assets:
     Expenses                                                                 1.38% (c)             1.29%              1.42% (c)
     Net investment income                                                    1.33% (c)             1.55%              1.91% (c)
     Expenses*                                                                1.68% (c)             1.59%              1.75% (c)

_______________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

INTRUST FUNDS TRUST
Financial Highlights

                                                                                                       Kansas Tax-Exempt Bond Fund
                                                             ----------------------------------------------------------------------
                                                               Six months       For the Year            September 1,
                                                                 ended              ended                 1997 to
                                                             April 30, 1999    October 31, 1998         October 31,
                                                               (unaudited)                                1997 (b)
                                                             ----------------------------------------------------------------------
Net Asset Value, beginning of period                            $  10.90            $  10.73               $ 10.66
                                                                --------            --------               -------
Investment Activities:
 Net investment income                                              0.29                0.53                  0.09
 Net realized and unrealized gain (loss) from investments          (0.06)               0.20                  0.07
                                                                --------            --------               -------
 Total from Investment Activities                                   0.21                0.73                  0.16
                                                                --------            --------               -------
Distributions:
 Net investment income                                             (0.29)              (0.53)                (0.09)
 Net realized gains from investments                               (0.05)              (0.03)                   --
                                                                --------            --------               -------
 Total Distributions                                               (0.34)              (0.56)                (0.09)
                                                                --------            --------               -------

 Net change in net asset value per share                           (0.13)               0.17                  0.07
                                                                --------            --------               -------

Net Asset Value, end of period                                  $  10.77            $  10.90               $ 10.73
                                                                ========            ========               =======

Total Return                                                        1.48% (c)           7.01%                 1.51% (c)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                          $153,866            $132,917              $103,616
Ratios to average net assets:
 Expenses                                                           0.47% (a)           0.21%                 0.21% (d)
 Net investment income                                              4.50% (d)           4.90%                 5.10% (d)
 Expenses*                                                          1.01% (d)           1.00%                 0.82% (d)
Portfolio turnover rate                                             9.94% (c)          13.51%                 5.87% (c)


                                                              ---------------------------------------------
                                                                          Years Ended August 31, (a)
                                                                1997           1996         1995      1994
                                                              ---------------------------------------------
Net Asset Value, beginning of period                          $ 10.51        $ 10.63      $ 10.47   $ 10.91
                                                              -------        -------      -------   -------
Investment Activities:
 Net investment income                                           0.55           0.56         0.57      0.57
 Net realized and unrealized gain (loss) from investments        0.19          (0.12)        0.16     (0.42)
                                                              -------        -------      -------   -------
 Total from Investment Activities                                0.74           0.04         0.73      0.15
                                                              -------        -------      -------   -------
Distributions:
 Net investment income                                          (0.59)         (0.56)       (0.57)    (0.57)
 Net realized gains from investments                               --             --           --     (0.02)
                                                              -------        -------      -------   -------
 Total Distributions                                            (0.59)         (0.59)       (0.57)    (0.59)
                                                              -------        -------      -------   -------

 Net change in net asset value per share                         0.15          (0.12)        0.16     (0.44)
                                                              -------        -------      -------   -------

Net Asset Value, end of period                                $ 10.66        $ 10.51      $ 10.63   $ 10.47
                                                              =======        =======      =======   =======

Total Return                                                     7.27%          4.23%        7.23%     1.41%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)                        $96.780        $72,065      $65,834   $62,346
Ratios to average net assets:
 Expenses                                                        0.21%          0.21%        0.21%     0.21%
 Net investment income                                           5.20%          5.31%        5.47%     5.36%
 Expenses*                                                       0.82%          0.51%        0.51%     0.54%
Portfolio turnover rate                                          6.76%         12.71%       17.60%    10.57%

____________________________
* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Formerly the Kansas Tax-Free Income Portfolio of the SEI Tax-Exempt Trust.
(b) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31 to October 31.
(c)  Not annualized.
(d)  Annualized.

Dear Fellow Shareholder:

     We are pleased to report to you on the performance of the American AAdvantage International Equity Fund for the six months ended April 30, 1999.

International Equity Fund
Market Recap:

     After the third quarter of 1998, in which markets around the world plummeted, most markets, bounced back over the past six months. The international markets rallied in the last two months of 1998 as well as March and April of 1999. The rally at year-end was prompted by central banks around the world cutting interest rates to provide liquidity and support growth. The middle two months saw flat to down markets as the euphoria surrounding European Monetary Union (EMU) was short-lived. EMU took a back seat to the economic growth concerns across Europe and Japan. In Europe, fourth quarter 1998 growth numbers were weaker in the big three markets of Germany, France and Italy as their export markets remained soft. In Japan, five consecutive quarters of negative growth and a burgeoning fiscal deficit left investors wondering if there was an end in sight. However in March, the Asian markets, led by Japan, rebounded as the Japanese fiscal year ended and foreign buyers flooded into the markets. The thinking among foreign buyers was that economic conditions had bottomed and should improve. In addition, announced corporate restructurings provided hope that Japanese companies had finally heard the call to restructure and focus on enhancing shareholder value. April was another strong month across most of the developed foreign markets, including most of Europe. A cut in interest rates of 50 bps by the European Central Bank reversed investor sentiment that, after a six-month hiatus, euro-area economic growth appeared poised for a moderate pickup later in 1999.

     As always, we appreciate your confidence and support and we will continue to strive to provide you with above average returns over the longer term.


                                      Sincerely,

                                      /s/ William F. Quinn

                                      William F. Quinn
                                      President
                                      American AAdvantage Funds

ASSETS:
  Investments in securities at value(cost - $1,232,045,000)      $1,406,882,000
  Cash, including foreign currency.............................         339,000
  Dividends and interest receivable............................       4,457,000
  Reclaims receivable..........................................       1,382,000
  Receivable for investments sold..............................       9,786,000
                                                                 --------------
       Total assets............................................   1,422,846,000
                                                                 --------------
LIABILITIES:
  Payable for investments purchased............................       6,865,000
  Payable on return of securities loaned.......................     203,711,000
  Management and investment advisory fees payable(Note 2)......       1,836,000
  Accrued organization costs...................................          11,000
  Unrealized depreciation on foreign currency contracts........         455,000
  Other liabilities............................................         948,000
                                                                 --------------
       Total liabilities.......................................     213,826,000
                                                                 --------------
Net assets applicable to investors' beneficial interests.......  $1,209,020,000
                                                                 ==============

                       See notes to financial statements

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statement of Operations
Six months Ended April 30, 1999
(Unaudited)
==========================================================================

INVESTMENT INCOME:
     Interest income........................................  $  1,546,000
     Dividend income (net of foreign taxes of $2,758,000)...    11,993,000
     Income derived from commission recapture, net..........        11,000
     Income derived from securities lending, net............       324,000
                                                              ------------
          Total investment income...........................    13,874,000
                                                              ------------
EXPENSES:
     Management and investment advisory
       fees (Note 2)........................................     2,202,000
     Custodian fees.........................................       305,000
     Professional fees......................................        21,000
     Other expenses.........................................        18,000
                                                              ------------
          Total expenses....................................     2,546,000
                                                              ------------
Net investment income.......................................    11,328,000
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments.......................    70,819,000
     Net realized loss on foreign currency
       transactions.........................................    (9,029,000)
     Change in net unrealized appreciation of
       investments..........................................     6,986,000
     Change in net unrealized depreciation of foreign currency
       contracts and translations...........................    76,411,000
                                                              ------------
          Net gain on investments...........................   145,187,000
                                                              ------------
Net increase in net assets resulting from
  operations................................................  $156,515,000
                                                              ============

                      See notes to financial statements.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Changes in Net Assets
================================================================================

                                                        Six Months Ended       Year
                                                            April 30,          Ended
                                                              1999          October 31,
                                                           (Unaudited)         1998
                                                         --------------   --------------
INCREASE IN NET ASSETS:
OPERATIONS:
     Net investment income............................   $   11,328,000   $   21,857,000
     Net realized gain on investments and
      foreign currency transactions...................       61,790,000       27,616,000
     Change in net unrealized appreciation
      (depreciation) of investments and
      foreign currency translations...................       83,397,000      (19,922,000)
                                                         --------------   --------------
          Net increase in net assets
           resulting from operations..................      156,515,000       29,551,000
                                                         --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
     Contributions....................................      381,185,000      678,114,000
     Withdrawals......................................     (356,825,000)    (441,193,000)
          Net increase in net assets resulting
           from transactions in investors'
           beneficial interests.......................       24,360,000      236,921,000
                                                         --------------   --------------
Net increase in net assets............................      180,875,000      266,472,000
                                                         --------------   --------------
NET ASSETS:
     Beginning of period..............................    1,028,145,000      761,673,000
                                                         --------------   --------------
     End of period....................................   $1,209,020,000   $1,028,145,000
                                                         ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
--------------------------------------------------------------------------------

RATIOS:
     Expenses to average net assets
      (annualized)....................................             0.46%            0.53%
     Net investment income to average net
      assets (annualized).............................             2.04%            2.29%
     Portfolio turnover rate..........................               47%              24%

                       See notes to financial statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

 Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities, which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

 Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

 Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

 Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

 Deferred Organization Expenses

     Expenses incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

 Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   Transactions With Affiliates

 Management Agreement

     The Trust and the Manager are parties to a Management Agreement, which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers who have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                           Amount paid to       Net Amount paid to
Management Fee Rate    Management Fee    Investment Advisors         Manager
-------------------    --------------    --------------------        -------
    .25% - .70%            $2,202               $1,651                 $551

 Other

     Certain officers or trustees of the Portfolio are also officers of the Manager or American. The Portfolio makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Portfolio compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 1999, the cost of air transportation was not material to the Portfolio.

3.   Investment Transactions

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended April 30, 1999 were $510,903,780 and $490,289,458, respectively.

4.   Commitments

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain
(loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At April 30, 1999, the Portfolio had outstanding forward foreign currency contracts as follows:

Contracts to Deliver
--------------------
(amounts in thousands)                     Settlement                              Unrealized
                                              Date              Value             Gain/(Loss)
                                      ------------------     --------------     -----------------
 1,850       Australian Dollar               5/4/99            $      1,226        $           (8)
24,128       Deutche Mark                  11/30/99                  13,239                   612
   113       Euro Currency                   5/3/99                     120                     -
   108       Euro Currency                   5/4/99                     114                     -
13,988       Hong Kong Dollar                5/3/99                   1,805                     -
 7,203       Hong Kong Dollar                5/4/99                     929                     -
     7       Pound Sterling                  5/5/99                      11                     -
    56       Pound Sterling                  5/6/99                      91                     -
   820       Pound Sterling                  5/7/99                   1,320                    (3)
 8,500       Pound Sterling                11/30/99                  13,676                    20
Total contracts to deliver
                                                             --------------     -----------------
(Receivable amount $33,152)                                    $     32,531        $          621
                                                             ==============     =================

Contracts to Receive
--------------------
(amounts in thousands)
23,333       Deutsche Mark                 11/30/99            $     12,803        $         (894)
 1,243       Euro Currency                   5/3/99                   1,315                    (4)
   717       Euro Currency                   5/4/99                     759                    (1)
   462       Euro Currency                   5/5/99                     489                     -
   775       Euro Currency                  5/28/99                     820                    (5)
   883       Japanese Yen                    5/7/99                       7                     -
   788       Pound Sterling                  5/7/99                   1,269                     3
 8,500       Pound Sterling                11/30/99                  13,676                  (175)
                                                             --------------     -----------------
Total contracts to receive
(Payable amount $32,215)                                       $     31,138        $       (1,076)
                                                             ==============     =================

5.   Securities Lending

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives fee income or the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At April 30, 1999, securities with a market value of approximately $198,982,386 were loaned by the Portfolio. The custodian for the Portfolio held an investment in the AMR Investments Enhanced Yield Business Trust and the AMR Investments Strategic Cash Business Trust (the "Business Trusts") totaling $203,710,963. In addition, the custodian held non-cash collateral totaling $3,343,192. The Manager serves as Trustee and as investment adviser to the Business Trusts. The Manager receives from the Business Trusts an annualized fee equal to 0.10% of the average daily net assets of the Business Trusts.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Sehedule of Investments
(unaudited)
-------------------------------------------------------------------------------------------
                                                            Shares              Value
                                                            ------              -----
AUSTRALIA COMMON STOCKS - 4.83%
Australia & New Zealand Banking Group                          1,651,152    $    13,099,000
Broken Hill Property                                             335,260          3,796,000
Cable and Wireless Optus                                       1,544,000          3,479,000
Mayne Nickless, Limited                                          965,000          3,364,000
News Corporation Preferred Rights                                345,000          2,701,000
News Corporation, Limited                                        210,000          1,763,000
Pioneer International, Limited                                 5,412,306         13,236,000
QBE Insurance Group, Limited                                   2,038,828          9,134,000
RGC Gold Unsecured Notes                                         550,000            171,000
WestPac Banking Group                                            451,135          3,449,000
Westralian Sands                                                 360,594            808,000
WMC, Limited                                                     785,000          3,397,000
                                                                            ---------------
     TOTAL AUSTRALIA COMMON STOCKS                                               58,397,000
                                                                            ---------------

AUSTRIA - 0.87%
PREFERRED STOCKS - 0.28%
Bank Austria AG                                                   54,000          3,354,000
                                                                            ---------------
       TOTAL AUSTRIA PREFERRED STOCKS                                             3,354,000
                                                                            ---------------

COMMON STOCKS - 0.59%
Boehler-Uddeholm                                                  70,465          4,148,000
Evn Energie-Versorgung Niederoesterreich AG                        7,960          1,190,000
Mayr-Melnhof Karton AG                                            16,000            778,000
VA Technologie AG                                                 11,000          1,047,000
                                                                            ---------------
       TOTAL AUSTRIA COMMON STOCKS                                                7,163,000
                                                                            ---------------
   TOTAL AUSTRIA                                                                 10,517,000
                                                                            ---------------

CANADA COMMON STOCKS - 2.73%
Alcan Aluminum, Limited                                          105,000          3,317,000
Anderson Exploration, Limited                                    170,000          2,043,000
Canadian Imperial Bank of Commerce                               243,650          6,274,000
IMASCO, Limited                                                  238,000          5,246,000
Methanex Corporation                                             275,000            765,000
Newbridge Network                                                100,000          3,708,000
Noranda, Incorporated                                            357,525          4,787,000
Ranger Oil, Limited                                              589,010          3,114,000
Renaissance Energy                                               140,000          2,120,000
Transcanada Pipelines, Limited                                   117,000          1,623,000
                                                                            ---------------
   TOTAL CANADA COMMON STOCKS                                                    32,997,000
                                                                            ---------------

DENMARK COMMON STOCKS - 0.32%
Unidanmark AS, "A"                                                55,640          3,829,000
                                                                            ---------------
   TOTAL DENMARK COMMON STOCKS                                                    3,829,000
                                                                            ---------------

FINLAND COMMON STOCKS - 2.82%
Enso-Gutzeit OY, "R"                                             212,000          2,478,000
Nokia AB OY                                                       49,500          3,820,000
Merita Bank, Limited                                           1,503,070          8,985,000
Metra OY, "B"                                                    105,000          2,616,000
Metsa-Serla OY, "B"                                              100,000            857,000
Rauma OY                                                         121,467          1,632,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 1999
(audited)
-------------------------------------------------------------------------------------------
                                                              Share             Value
                                                              ------            -----
UPM-Kymmene OY                                                   450,450         13,653,000
                                                                            ---------------
   TOTAL FINLAND COMMON STOCKS                                                   34,041,000
                                                                            ---------------

FRANCE COMMON STOCKS - 10.54%
Alcatel Alsthom CG                                                59,150          7,272,000
Axa SA                                                            98,472         12,731,000
Banque Nationale de Paris                                        202,615         16,816,000
BIC SA                                                            80,193          4,505,000
CSF (Thomson)                                                    237,713          7,796,000
Elf Aquitaine SA                                                 138,500         21,539,000
La Farge-Coppee SA                                                94,123          9,161,000
Michelin (CGDE)                                                   39,075          1,776,000
Pechiney SA                                                       51,800          2,192,000
Pernod-Ricard                                                     75,152          5,077,000
Rhone-Poulenc, "A"                                               215,510         10,260,000
Saint Gobain                                                      25,598          4,401,000
Seita                                                             59,175          3,568,000
Societe Generale                                                  32,319          5,792,000
Total Petroleum Company, "B"                                      65,582          8,992,000
Vivendi                                                           23,655          5,533,000
                                                                            ---------------
   TOTAL FRANCE COMMON STOCKS                                                   127,411,000
                                                                            ---------------

GERMANY - 6.82%
PREFERRED STOCKS - 0.32%
Dyckerhoff AG                                                     14,099          3,878,000
                                                                            ---------------
       TOTAL GERMANY PREFERRED STOCKS                                             3,878,000
                                                                            ---------------

COMMON STOCKS - 6.50%
Allianz AG                                                        11,795          3,762,000
BASF AG                                                           57,000          2,500,000
BAYER AG                                                          60,000          2,552,000
BBS Kraftfahrzeugtechnik                                           1,526            307,000
Buderus AG                                                         9,725          3,303,000
Commerzbank AG                                                   134,500          4,354,000
Daimler Chrysler AG                                               39,155          3,871,000
Deutsche Bank AG                                                  36,000          2,095,000
Dragerwerk AG                                                    150,805          2,074,000
Hoechst AG                                                       301,106         14,287,000
Metro AG                                                         102,255          7,400,000
Muenchener Rueckversicherung AG                                    9,038          1,798,000
Muenchener Rueckversicherung AG, DEM 10                            9,038          1,817,000
Muenchener Rueckversicherung AG, DEM 5                               293             10,000
SGL Carbon                                                        36,630          2,017,000
Siemens AG                                                        38,120          2,823,000
Thyssen Krupp AG                                                 154,800          3,390,000
Veba AG                                                          299,452         16,442,000
Volkswagen AG                                                     52,500          3,727,000
                                                                            ---------------
       TOTAL GERMANY COMMON STOCKS                                               78,529,000
                                                                            ---------------
   TOTAL GERMANY                                                                 82,407,000
                                                                            ---------------

HONG KONG COMMON STOCKS - 3.47%
Asia Satellite Telecommunications Holdings, Limited              275,000            497,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 1999
(Unaudited)
-------------------------------------------------------------------------------------------
                                                            Shares              Value
                                                            ------              -----
Cheung Kong Holdings, Limited                                    655,000          5,958,000
Hang Lung Development Company, Limited                         3,155,000          4,071,000
Hong Kong Electric Holdings                                      793,400          2,529,000
HSBC Holdings                                                    102,955          3,826,000
Hutchinson Whampoa, Limited                                      322,000          2,888,000
National Mutual of Asia, Limited                               1,700,000          1,305,000
New World Development Company, Limited                         1,164,000          2,884,000
South China Morning Post                                       7,886,000          4,757,000
Swire Pacific                                                  1,830,200         10,272,000
Television Broadcast                                             721,000          2,930,000
                                                                            ---------------
   TOTAL HONG KONG COMMON STOCKS                                                 41,917,000
                                                                            ---------------

IRELAND COMMON STOCKS - 1.04%
Greencore Group                                                1,362,290          5,188,000
Jefferson Smurfit                                              2,694,092          7,354,000
                                                                            ---------------
   TOTAL IRELAND COMMON STOCKS                                                   12,542,000
                                                                            ---------------

ITALY - 4.11%
PREFERRED STOCKS - 0.25%
Concessioni E Contruzioni Autostrade                             425,000          3,057,000
                                                                            ---------------
       TOTAL ITALY PREFERRED STOCKS                                               3,057,000
                                                                            ---------------

COMMON STOCKS - 3.86%
BCA Naz Del Lavoro                                               602,850          2,060,000
Burgo (Cartiere) SPA                                             119,420            853,000
Eni SPA                                                        2,181,775         14,380,000
Fiat SPA                                                         775,000          2,599,000
Instituto Nazionale Delle Assicurazioni                        1,000,000          2,645,000
Sao Paolo Imi SPA                                                148,580          2,232,000
STET Telecom Italia                                            1,335,170         14,224,000
Telecom Italia SPA                                             1,319,750          7,107,000
Unione Immobiliare                                             1,000,000            573,000
                                                                            ---------------
       TOTAL ITALY COMMON STOCKS                                                 46,673,000
                                                                            ---------------
   TOTAL ITALY                                                                   49,730,000
                                                                            ---------------

JAPAN COMMON STOCKS - 10.88%
Asahi Breweries                                                  216,000          2,816,000
Best Denki Company                                               289,000          2,145,000
Hitachi Zosen Corporation                                        212,000            290,000
Hitachi, Limited                                                 225,000          1,644,000
Japan Tobacco                                                        686          6,897,000
Kanamoto Company                                                 310,000          1,961,000
KAO Corporation                                                  185,000          4,696,000
Kokusai Electric                                                 722,000          5,504,000
Kyocera Corporation                                              123,300          7,324,000
Makita Corporation                                               105,000          1,128,000
Matsushita Electric Industrial Company                           342,800          6,519,000
Matsuzakaya Company                                              500,000          2,241,000
Namco                                                            374,900          8,480,000
Nichicon Corporation                                             410,000          5,410,000
Nintendo Company, Limited                                        175,900         16,402,000
Nippon Telephone & Telegraph Company                                 285          3,104,000

                                                              Shares               Value
                                                              ------               ------
NTT Mobile Communication                                             110          6,451,000
Okumura Corporation                                              700,000          2,821,000
Orix Corporation                                                  69,400          5,588,000
Promise Company, Limited                                         296,000         16,863,000
Ricoh Company                                                    310,100          2,988,000
Sankyo Company                                                   118,000          2,476,000
Showa Sangyo Company                                             850,000          1,723,000
Sony Corporation                                                  82,700          7,725,000
Sumitomo Trust & Banking                                         609,000          2,990,000
TDK Corporation                                                    3,000            227,000
Toyo Seikan Kaisha                                                 1,000             20,000
Yamato Kogyo Company, Limited                                    120,000            814,000
Yodogawa Steel Works                                             541,000          2,280,000
Yoshitomi Pharmaceutical                                         185,000          1,985,000
                                                                            ---------------
   TOTAL JAPAN COMMON STOCKS                                                    131,512,000
                                                                            ---------------

MALAYSIA COMMON STOCKS - 0.15%
Golden Hope Plantations BHD                                    2,603,000          1,783,000
Hicom Holdings BHD                                                80,863             29,000
                                                                            ---------------
   TOTAL MALAYSIA COMMON STOCKS                                                   1,812,000
                                                                            ---------------

MEXICO COMMON STOCKS - 0.65%
Alfa, SA                                                         436,000          1,734,000
Consorcio Grupo Dina Sa De C V                                   590,000            664,000
Grupo Mexico SA                                                1,047,300          4,058,000
Industrias Penoles                                               215,000            727,000
Vitro Sa                                                         335,000            703,000
                                                                            ---------------
   TOTAL MEXICO COMMON STOCKS                                                     7,886,000
                                                                            ---------------

NETHERLANDS COMMON STOCKS - 6.87%
ABN AMRO Holdings NV                                             372,080          8,877,000
Akzo Nobel NV                                                    315,250         14,258,000
Fortis NL                                                        103,308          3,683,000
Hollandsche Beton Groep NV                                       289,160          4,115,000
Ing Groep NV                                                     309,629         19,098,000
Kon KPN NV                                                       200,345          8,372,000
Philips Electronics                                              273,321         23,567,000
TNT Post Groep NV                                                 42,500          1,147,000
                                                                            ---------------
   TOTAL NETHERLANDS COMMON STOCKS                                               83,117,000
                                                                            ---------------

NEW ZEALAND COMMON STOCKS - 0.92%
Brierley Investments, Limited                                  1,753,762            500,000
Carter Holt Harvey, Limited                                      605,889            888,000
Fisher & Paykel, Limited                                         880,000          3,225,000
Fletcher Challenge Building                                    2,564,979          4,248,000
Fletcher Challenge Forest                                      2,778,284          1,492,000
Fletcher Challenge Paper                                         765,000            715,000
                                                                            ---------------
   TOTAL NEW ZEALAND COMMON STOCKS                                               11,068,000
                                                                            ---------------

NORWAY COMMON STOCKS - 1.05%
Den Norsk Bank, Series A                                         270,000            978,000
Kvaerner Industries AS                                           151,269          3,031,000

                                                            Shares              Value
                                                            ------              ------
Kvaerner Industries AS                                            18,000            294,000
Norsk Hydro AS                                                    60,000          2,693,000
Nycomed AS, Series B                                             324,320          2,635,000
Saga Petroleum                                                   220,175          2,446,000
Unitor AS                                                         80,000            658,000
                                                                            ---------------
   TOTAL NORWAY COMMON STOCK                                                     12,735,000
                                                                            ---------------

SINGAPORE COMMON STOCKS - 1.42%
Development Bank of Singapore                                    665,000          7,068,000
Inchcape Motors                                                  325,000            480,000
Creative Technology                                              332,750          4,185,000
Overseas Chinese Bank                                            113,000          1,061,000
Singapore Finance, Limited                                       387,000            569,000
United OverSeas Bank                                             484,300          3,746,000
                                                                            ---------------
   TOTAL SINGAPORE COMMON STOCK                                                  17,109,000
                                                                            ---------------

SPAIN COMMON STOCKS - 3.28%
Argentaria C/P HIP                                               203,590          4,795,000
Banco Popular Espanol                                             28,000          1,985,000
Banco Santander SA                                               306,889          6,675,000
Endesa SA                                                        137,945          3,071,000
Iberdrola SA                                                     170,357          2,388,000
Repsol SA (RG)                                                   111,000          1,808,000
Telefonica de Espana                                             396,285            369,000
Telefonica de Espana                                             396,285         18,594,000
                                                                            ---------------
   TOTAL SPAIN COMMON STOCKS                                                     39,685,000
                                                                            ---------------

SOUTH KOREA COMMON STOCKS - 0.19%
Korea Electric Power Corporation                                  80,860          2,327,000
                                                                            ---------------
   TOTAL SOUTH KOREA COMMON STOCKS                                                2,327,000
                                                                            ---------------

SWEDEN COMMON STOCKS - 4.50%
ABB AB                                                           210,000          2,934,000
Assidoman AB                                                      56,000          1,159,000
Astrazeneca                                                      199,813          7,816,000
Autoliv Incorporated                                             125,000          4,355,000
Electrolux AB, "B"                                               812,050         16,510,000
Esselte AB, Class "A"                                              2,000             31,000
Esselte AB, Class "B"                                             17,000            266,000
Foreningssparbk                                                   72,000          1,584,000
Granges AB                                                        15,000            255,000
Nordbanken AS                                                    274,100          1,727,000
SKF AB, "B" Free                                                  80,000          1,379,000
Stora Enso OY                                                     62,062            697,000
Stora Enso OY                                                    152,602          1,751,000
Svedala Industries, "A" Free                                      90,000          1,584,000
Svenska Handelsbanken                                             73,830          2,774,000
Volvo AB                                                         361,160          9,554,000
                                                                            ---------------
   TOTAL SWEDEN COMMON STOCK                                                     54,376,000
                                                                            ---------------

SWITZERLAND COMMON STOCKS - 4.29%
ABB AG                                                             1,650          2,411,000

-------------------------------------------------------------------------------------------
                                                            Shares              Value
                                                            ------              -----
Nestle SA                                                          1,270          2,355,000
Novartis AG                                                        6,585          9,658,000
Saurer AG                                                          7,031          4,124,000
Schweitz Ruckversiche                                              2,329          5,106,000
Sig Schweitz Industries AG                                        16,804         10,673,000
Sulzer AG                                                         13,298          8,464,000
Zurich Allied AG                                                  14,025          9,056,000
                                                                            ---------------
   TOTAL SWITZERLAND COMMON STOCK                                                51,847,000
                                                                            ---------------

UNITED KINGDOM COMMON STOCKS - 21.63%
Allied Domecq, PLC                                               800,964          6,242,000
Allied Zurich                                                    738,532          9,798,000
Arcadia Group                                                     41,875            189,000
Arriva                                                           205,000          1,314,000
BG, PLC                                                          529,411          2,983,000
BOC Group                                                        351,053          5,551,000
BP Amoco                                                         356,865          6,780,000
British Aerospace                                              1,285,785          9,627,000
British American Tobacco Industries, PLC                       1,141,042          9,627,000
British Energy, PLC                                              300,000          2,550,000
British Telecommunications                                       380,000          6,351,000
Cadbury Schweppes                                                179,460          2,395,000
Coats Viyella, PLC                                             3,874,530          2,838,000
Commercial Union, PLC                                            368,590          5,763,000
Cookson Group, PLC                                             4,022,815         11,335,000
Cortaulds Textiles, PLC                                          150,000            421,000
Debenhams Retail                                                  83,750            645,000
Diageo                                                           422,543          4,871,000
Express Dairies                                                  250,000            447,000
Fairview Holdings, PLC                                            37,500             84,000
General Electric                                                 435,000          4,609,000
Granada Group                                                    255,405          5,453,000
Hanson, PLC                                                    1,113,395         11,079,000
Hillsdown Holdings, PLC                                        2,788,870          3,682,000
Imperial Chemical Industries, PLC                                583,095          6,337,000
Inchcape, PLC                                                    300,000            729,000
Invensys                                                       2,736,755         13,924,000
Laporte, PLC                                                     844,213          9,991,000
Lloyds TSB Group, PLC                                            510,365          8,234,000
Marks & Spencer                                                  500,000          3,432,000
Medeva, PLC                                                    4,237,717          7,915,000
National Grid Group, PLC                                         255,000          1,761,000
National Power, PLC                                              300,000          2,420,000
National Westminster Bank, PLC                                   673,547         16,213,000
Next, PLC                                                        190,000          2,352,000
Northern Foods, PLC                                            1,000,000          1,964,000
Prudential Corporation                                           353,865          5,037,000
Reckitt & Colman, PLC                                            371,625          4,416,000
Royal & Sun Alliance Insurance Group                             549,000          4,751,000
Safeway, PLC                                                     509,677          2,125,000
Scapa Group                                                      785,000          1,706,000
Shell Transportation & Trading Company, PLC                      535,000          4,014,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
April 30, 1999
(unaudited)
-------------------------------------------------------------------------------------------
                                                          Shares                Value
                                                          ------                -----
Storehouse                                                     1,480,000          3,455,000
Tate & Lyle, PLC                                                 405,000          2,788,000
Tesco, PLC                                                     2,468,287          7,342,000
Thames Water Group, PLC                                          173,983          2,405,000
TI Group, PLC                                                  1,450,550         12,145,000
Tomkins                                                        1,879,908          7,991,000
Transport Development Group                                       28,260            104,000
Unilever, PLC                                                    325,565          2,896,000
United News & Media PLC                                          262,368          3,194,000
Vickers Group                                                    693,333          1,853,000
Williams, PLC                                                    778,970          5,393,000
                                                                            ---------------
   TOTAL UNITED KINGDOM                                                         261,521,000
                                                                            ---------------

                                                          Par Amount
                                                          ----------
UNITED STATES - 22.99%
FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS - 1.73%
G P Batteries International, Limited                             436,000            729,000
Kookmin Bank GDR                                                 162,377          2,253,000
Jardine Matheson Holding, Limited                                871,000          3,710,000
New Holland NV                                                   160,000          2,320,000
Nova Chemical Corporation, ADR                                    23,400            491,000
Sk Telecom, Limited                                              169,282          2,349,000
Stolt-Nielsen SA, "B"                                             38,000            579,000
Telmex ADR                                                       113,000          8,560,000
                                                                            ---------------
   TOTAL FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS                          20,991,000
                                                                            ---------------

UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS
(Note A) - 2.87%
FEDERAL FARM CREDIT BANK - 0.24%
  Discount Note, 4.76%, Due 5/14/1999                          2,480,000          2,476,000
  Discount Note, 4.76%, Due 6/4/1999                             440,000            438,000
                                                                            ---------------
       Total Federal Farm Credit Bank                                             2,914,000
                                                                            ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.60%
  Discount Note, 4.75%, Due 5/12/1999                            380,000            379,000
  Discount Note, 4.78%, Due 5/18/1999                          2,485,000          2,479,000
  Discount Note, 4.76%, Due 5/25/1999                          1,580,000          1,575,000
  Discount Note, 4.78%, Due 6/8/1999                           1,015,000          1,010,000
  Discount Note, 4.76%, Due 6/11/1999                          2,080,000          2,069,000
  Discount Note, 4.72%, Due 7/7/1999                           2,450,000          2,428,000
  Discount Note, 4.69%, Due 7/21/1999                          9,448,000          9,348,000
                                                                            ---------------
       Total Federal Home Loan Mortgage Corporation                              19,288,000
                                                                            ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.75%
  Discount Note, 4.73%, Due 5/10/1999                          1,305,000          1,303,000
  Discount Note, 4.62%, Due 6/7/1999                           2,939,000          2,925,000
  Discount Note, 4.70%, Due 7/2/1999                           1,625,000          1,612,000
  Discount Note, 4.70%, Due 7/15/1999                          3,285,000          3,253,000
                                                                            ---------------
       Total Federal National Mortgage Association                                9,093,000
                                                                            ---------------

U.S. TREASURY BILLS - 0.28%
  Due 5/27/1999                                                1,014,000          1,011,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
(Unaudited)
-------------------------------------------------------------------------------------------
                                                          Shares                Value
                                                          ------                -----
  Due 10/14/1999                                               2,437,000          2,388,000
                                                                            ---------------
       TOTAL U.S. TREASURY BILLS                                                  3,399,000
                                                                            ---------------
  TOTAL UNITED STATES GOVERNMENT AND AGENCY OBLIGATIONS                          34,694,000
                                                                            ---------------

SHORT TERM INVESTMENTS - 18.39%                           Shares
                                                          ------
AMR Investments Enhanced Yield Business Trust                 46,830,301         46,830,000
AMR Investments Strategic Cash Business Trust                156,880,662        156,881,000

                                                          Par Amount
                                                          ----------
State Street Bank Euro                                        18,703,000         18,703,000
                                                                            ---------------
     TOTAL SHORT TERM INVESTMENTS                                               222,414,000
                                                                            ---------------
   TOTAL UNITED STATES                                                          278,099,000
                                                                            ---------------

TOTAL INVESTMENTS - 116.37% (Cost $1,232,045,000)                             1,406,882,000
                                                                            ---------------

LIABILITIES, NET OF OTHER ASSETS - (16.37%)                                    (197,862,000)
                                                                            ---------------

TOTAL NET ASSETS - 100%                                                      $1,209,020,000
                                                                            ===============


Based on the cost of investments of $1,232,282,000 for federal income tax purposes at April 30, 1999, the aggregate gross unrealized appreciation was $222,212,000, the aggregate gross unrealized depreciation was $47,612,000, and the net unrealized appreciation of investments was $174,600,000.

(A) Rates associated with United States Government Bonds represent yield to maturity from time of purchase.

(B) Rates associated with short-term investments represent yield to maturity or yield to next reset date .

ABBREVIATIONS:

AB - Company (Sweden)
ADR - American Depository Receipt (United States)
AG - Company (Austria, Germany, Switzerland)
AS - Company (Denmark, Norway, Sweden)
BHD - Berhard (Malaysia)
CG - Company General (France)
GDR - Global Depository Receipt (United States)
NV - Company (Netherlands, United States)
OY - Company (Finland, Sweeden)
PLC - Public Limited Corporation (United Kingdom)
RG - Registered(Spain)
SA - Company (France, Mexico, Spain, Switzerland, United States )
SPA - Company (Italy)

AMR Investment Services International Equity Portfolio
Industry Diversification
April 30, 1999
(unaudited)

------------------------------------------------------------

Capital Goods................................         8.36%
Consumer Durables............................         4.88%
Consumer Non-Durables........................        15.45%
Energy.......................................        10.35%
Finance......................................        25.78%
Materials & Services.........................        20.38%
Technology...................................         6.28%
Transportation...............................        21.00%
Utilities....................................         3.42%
Fixed Income.................................         2.87%
Short-Term Investments.......................        18.39%
Other Assets (Liabilities)...................       (16.37%)
                                                   ---------

        Net Assets...........................       100.00%
                                                   =========